Exhibit 10.18


                      DEVELOPMENT AGREEMENT

                             BETWEEN

                         CITY OF AUSTIN

                               AND

                       CIRCLE C LAND CORP.




                 Effective as of August 15, 2002

                        TABLE OF CONTENTS

                      DEVELOPMENT AGREEMENT

                                                           Page

I.   DEFINITIONS                                             2

II.  AGREEMENT CONSTITUTES RESTRICTIVE COVENANTS AND
     BINDING EFFECT AND ADDITIONAL LAND                      9

     2.1 RESTRICTIVE COVENANTS                               9
     2.2 BINDING EFFECT                                     10
     2.3.     OPTION TRACTS                                 10

         2.3A. Time                                         10
         2.3B. Option Tract Amendment                       10
         2.3C. Addition to Initial Parcel                   10
         2.3D. Compliance With Agreements                   11
         2.3E. Required Execution of Amendment              11
         2.3F. Authority of Director                        11

III. CITY REGULATIONS                                       12

     3.1 APPLICABLE REQUIREMENTS                            12
     3.2 CHAPTER 245 EXCEPTIONS                             13
     3.3 APPLICABILITY OF CHAPTER 245                       13

IV.  ZONING                                                 14

     4.1 ZONING ORDINANCES                                  14
     4.2 ZONING CHANGES                                     14

         4.2A Zoning Regulations Changes Inapplicable       14
         4.2B Certain Definitions                           14
         4.2C Effect of Downzone                            15
         4.2D Downzone Provisions Inapplicable to
     Certain Parcels                                        16
         4.2E No Election of Remedies; Further
     Assurances                                             17

V.   OVERALL SOS IMPERVIOUS COVER LIMITATION AND
     CONSERVATION EASEMENT TO RESTRICT IMPERVIOUS COVER     17

     5.1 CONSERVATION EASEMENT                              17
     5.2 OVERALL SOS IMPERVIOUS COVER LIMITATION            17

VI.  TOTAL PERMITTED DENSITY, DENSITY ALLOCATION, AND
     RECORDS                                                18

     6.1 GENERAL                                            18

         6.1A. Development Density                          18
         6.1B. Initial Allocations                          18
         6.1C. No Development Without Allocation; Mixed Use
                Projects                                    19
         6.1D. Ancillary Uses                               19
         6.1E. Civic Uses                                   19

     6.2 ALLOCATIONS FOR DIVISIONS BY CONVEYANCE OR
         DESIGNATION BY LANDOWNER                           20
     6.3 ALLOCATIONS FOR PLATTED LOTS                       21
     6.4 PLATTING AND RE-PLATTING                           21
     6.5 ASSIGNMENT OF DEVELOPMENT ALLOCATION               22
     6.6 FORM AND CITY REVIEW OF APPORTIONMENTS AND
         ASSIGNMENTS OF DEVELOPMENT ALLOCATION              23
     6.7 RECORDS                                            23
     6.8 ALLOCATIONS AND ASSIGNMENTS BY LANDOWNERS
         - BINDING EFFECT AND MORTGAGEE PROTECTION          24
     6.9 NOTICE OF CONVEYANCE                               25
     6.10 JOINT OWNERSHIP                                   25
     6.11 CUMULATIVE RESTRICTIONS                           25
     6.12 ALLOCATIONS AND ASSIGNMENTS TO BE
          COMPLIANT                                         25
     6.13     NOTICE TO PURCHASERS                          25

VII. LAND USE RESTRICTIONS AND MISCELLANEOUS DEVELOPMENT
     MATTERS  26

     7.1 LAND USE RESTRICTIONS                              26

         7.1A.Restrictions applicable to Parcel 115 -
              the Bear Lake PUD                             26
         7.1B.Open Space Restrictions on Parcels 104,
               105 and 109                                  27
         7.1C.Open Space Restrictions on Parcels 111,
               112 and 113                                  27
         7.1D.Service Stations and Underground Storage
              Tank Systems                                  28
         7.1E. Limitation on Retail Developments            28
         7.1F. Single Large Grocery Store Exception         28
         7.1G. Single Convenience Storage Project Exception 29 7.1H. Critical Environmental Features Setback 29
         7.1I  Small Stream Buffers                         29
         7.1J. Water Wells                                  30
         7.1K. Electronic Testing Activities                30
         7.1L. Prior Covenants                              30
         7.1M  ROW Ponds                                    30
         7.1N  Wildflower Center Pond                       31
         7.1O  New Water Quality Controls Methodology       31
         7.1P  Erosion Controls                             32
         7.1Q  Maintenance of Water Quality Controls        32

              a.   Maintenance Responsibility               32
              b.   Certain Definitions                      33
              c.   Regulatory Authority and Operating
                    Permits                                 33
              d.   Additional Approval Requirements         34
              e.   Water Quality Control Restrictive
                    Covenants                               35
              f.   Cost Estimates for Initial Fiscal        35
              g.   Continuing Fiscal                        35
              h.    City Approval                           36

         7.1R Hill Country Conservancy Trust                36
         7.1S Pipelines                                     38

              a.   Special Provisions Regarding Parcels
                  Adjacent to the Longhorn Pipeline         38
              b.   Other Pipelines on the Land              39
              c.    Impact of Future Pipeline Ordinance     39
              d.   Dispute Resolution Regarding
                  Decisions of the Chief                    39

          7.2 MISCELLANEOUS DEVELOPMENT APPROVALS,
          STANDARDS AND AGREEMENTS                          40

         7.2A. City Fees                                    40
         7.2B. Certain Director Approved Variances and
                 Waivers                                    40
         7.2C. Water Quality Control Ponds                  40
         7.2D. Roads Across Critical Water Quality Zones    41
         7.2E. Roads                                        41
         7.2F. Park Land Dedication                         42
         7.2G. Platting Waived With Respect to Certain
               Transfers to the City, Circle C HOA, and
               the Wildflower Center                        42
         7.2H. Traffic Improvements                         42
         7.2I. Dedicated Review Team                        44
         7.2J. Stormwater Detention                         44

     7.3 AUSTIN CITY CODE AMENDMENT                         45

VIII.    WILDFLOWER CENTER AND GREEN BUILDING AGREEMENT     45

     8.1 DEDICATIONS                                        45
     8.2 GREEN BUILDING AGREEMENT                           45

IX.  CONVEYANCES TO THE CITY AND THE CIRCLE C HOA           46

     9.1 CONVEYANCES OF PARCELS 104, 105 AND 109            46
     9.2 PARCEL 102                                         46

X.   CIRCLE C HOMEOWNERS ASSOCIATION AGREEMENT              46

XI.  AISD SCHOOL SITES                                      47

XII. CONSIDERATION FOR DENSITY REDUCTION AND CERTAIN
     LAND PURCHASES BY CITY                                 47

     12.1     CREDIT BANKS                                  47
     12.2     USES OF THE CREDIT BANKS                      47

         12.2A. W/WW Utility Credit Bank                    47
         12.2B. Development Credit Bank                     48
         12.2C. Permitted Credit Bank Users                 48

     12.3     CREDIT BANK TRANSFERS                         49
     12.4     FISCAL DEPOSITS                               49
     12.5     CHILLER FACILITY                              50
     12.6     CONSTRUCTION OF EXTENSION OF SOUTH BAY
               ROAD                                         50
     12.7     FIRE STATION SITE                             51

XIII.    INTERCONNECTION OF WATER AND WASTEWATER SERVICE    52

     13.1.    Required Water Service Extensions             52

          13.1A.   Improvements Required for Extension of
                 Water Service to Parcel 110 (West Portion
                 Along State Highway 45)                    52

     13.2.    Required Wastewater Service Extensions        53

           13.2A.   Improvements Required For Extension of
               Wastewater Service to Parcel 103             53
           13.2B.   Improvements Required for Extension of
               Wastewater Service to Parcel 106             53
           13.2C.   Improvements Required for Extension
               of Wastewater Service to Parcel 107          54
           13.2D.   Improvements Required for Extension of
               Wastewater Service to Parcel 114             54

     13.3     Cost Reimbursement for Service Extensions     54

XIV. REPRESENTATIONS AND WARRANTIES                         55

     14.1     REPRESENTATIONS AND WARRANTIES OF CCLC        55

         14.1A.  Organization and Good Standing             56
         14.1B.  Authority, No Conflict                     56
         14.1C.  Title to Properties, Encumbrances          57

     14.2     REPRESENTATIONS AND WARRANTIES OF CITY        57

         14.2A.   Organization and Good Standing            57
         14.2B.   Authority, No Conflict                    58

     14.3     NO ADDITIONAL REPRESENTATIONS                 58

XV.  ESTOPPEL CERTIFICATE                                   58

XVI. DEFAULT AND REMEDIES                                   58

     16.1     CITY'S RIGHTS                                 58
     16.2     CITY'S REMEDIES                               59

         16.2A.   Notice of Violation, Corrective Action
                  and Litigation Remedies                   59
         16.2B.   City's Arbitration Remedies               60
         16.2C.   Failure to Act or Delay                   61
         16.2D.   Waiver of Certain Defenses                61
         16.2E.   No Liability For Actions of Others        61

     16.3     CCLC'S REMEDIES                               62

         16.3A.  CCLC's Remedies/Notice to City             62
         16.3B.  City Breach with Regards to Project
                  Approvals                                 62
         16.3C.  Failure to Act or Delay                    63

     16.4     ATTORNEYS' FEES AND COURT COSTS               63
     16.5     OVERRIDING LIMITATION ON REMEDIES             64

XVII.    MISCELLANEOUS                                      64

     17.1     ENTIRE AGREEMENT                              64
     17.2     VENUE                                         64
     17.3     NO PRESUMPTIONS                               65
     17.4     EXHIBITS                                      65
     17.5     SEVERABILITY                                  65
     17.6     COUNTERPARTS                                  65
     17.7     RECORDATION                                   65
     17.8     SUCCESSORS BOUND                              66
     17.9     COMPLIANCE ESTABLISHED FOR CERTAIN PLATTED
               RESIDENTIAL LOTS                             66
     17.10    AMENDMENT                                     66
     17.11    NOTICE                                        66

                      DEVELOPMENT AGREEMENT


     THIS DEVELOPMENT AGREEMENT (this "Agreement") is made to be effective as of the 15th day of August, 2002 by and between the CITY OF AUSTIN, a home rule city and municipal corporation located in Travis, Hays and Williamson Counties in the State of Texas (the "City") and CIRCLE C LAND CORP., a Texas corporation ("CCLC"). CCLC and the City are collectively referred to as the "Parties".

                            RECITALS:

     A. CCLC is the owner of the Land, currently comprising 17 separate parcels (each an "Initial Parcel") located entirely within the corporate city limits of the City. Each such Initial Parcel is assigned a number from 101 to 115CZ and 115RZ as set forth in Exhibit "B", and individual Initial Parcels will be referred to herein by reference to such parcel numbers (e.g.,
Parcel 101, Parcel 102CZ, etc.), with Parcel 102CZ and Parcel 102RZ being sometimes collectively referred to herein as Parcel 102 and Parcel 115CZ and Parcel 115RZ being sometimes collectively referred to herein as Parcel 115.

     B. The Land is a part of a master planned, mixed-use development locally known and referred to as the "Circle C Ranch." Development of the Circle C Ranch began in the early 1980's by CCLC's predecessor-in-interest as a unified master plan development project. The master plan included a land use plan, a utility plan for the provision of water, wastewater, drainage and other utilities, a roadway and transportation plan, and a plan for schools, parks, and amenities for the entire Circle C Ranch community. Since that time, development has occurred, including the creation and operation of municipal utility districts, the construction and operation of water and wastewater utility systems, the construction of major roadways, the construction of regional stormwater detention and drainage facilities, the development of numerous subdivisions, and the dedication and improvement of parkland and common areas. Based on various permits and approvals applied for and approved by the City, including, without limitation, the filing and approval of preliminary subdivision plans covering all of the Land, CCLC has asserted that it has entitlements attributable to the Land under Chapter 245 of the Texas Local Government Code.

     C. A controversy has arisen between the City and CCLC with respect to the development ordinances and standards applicable to the Land (the "Controversy"). The City and CCLC desire to resolve and settle all controversies between them regarding City development ordinances, regulations, and standards which apply to the Land in order to provide certainty with regard to the development rights applicable to the Land and to promote the timely and expeditious review of all development permits and applications related to the Land as set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, and the Parties' respective covenants and agreements established by this Agreement, the Parties agree as follows:



                               I.
                           DEFINITIONS

     Unless specifically defined elsewhere by this Agreement, a word or term listed in this Section has the following meaning in this Agreement (terms defined in this Agreement apply to both singular and plural uses of such terms):

     "Affiliated Occupants" has the meaning set forth in  Section
7.1E of this Agreement.

     "Agreement" has the meaning set forth in the first paragraph of this Agreement.

     "AISD" has the meaning set forth in Article XI of this Agreement.

     "AISD Agreement" has the meaning set forth in Article XI of this Agreement.

     "Allowable Impervious Cover" has the meaning set forth in the Conservation Easement.

     "Alternative Traffic Signals" has the meaning set  forth  in
Section 7.2H of this Agreement.

     "Ancillary  Improvements"  has  the  meaning  set  forth  in
Section 6.1D of this Agreement.

     "Applicable  SOS Provisions" has the meaning  set  forth  in
Section 3.1 of this Agreement.

     "Apportionment of Development Allocation" has the meaning set forth in Section 6.2 of this Agreement.

     "Assigning Parcel" has the meaning set forth in Section  6.5 of this Agreement.

     "Assignment of Development Allocation" has the meaning set forth in Section 6.5 of this Agreement.

     "Association" has the meaning set forth in Section 7.1Q of this Agreement.

     "Austin City Code" means the Austin City Code of 1992, together with all its related technical criteria manuals, as existing and in effect on the Effective Date of this Agreement, and does not mean the Austin City Code or technical criteria manuals as amended or replaced after the date of this Agreement, unless expressly so stated in this Agreement.

     "Bear  Lake  Buffer" has the meaning set  forth  in  Section
7.1A(iii) of this Agreement.

     "BSEACD" has the meaning set forth in Section 7.1Q of this Agreement.

     "CCLC" has the meaning set forth in the first paragraph of this Agreement.

     "CCLC  Affiliate" has the meaning set forth in Section  12.3 of this Agreement.

     "Chapter 245" has the meaning set forth in Section 4.2C of this Agreement.

     "Chapter  245  Exceptions"  has the  meaning  set  forth  in
Section 3.2 of this Agreement.

     "Chief" has the meaning set forth in Section 7.1S of this Agreement.

     "Circle C HOA" has the meaning set forth in Article X of this Agreement.

     "Circle  C  HOA  Agreements" has the meaning  set  forth  in
Article X of this Agreement.

     "Circle  C Zoning" has the meaning set forth in Section  4.1 of this Agreement.

     "City" has the meaning set forth in the first paragraph of this Agreement.

     "City Deeds" has the meaning set forth in the first paragraph in Section 9.1 of this Agreement.


     "City Easements" has the meaning set forth in Section 9.1 of this Agreement.

     "City  Fees  Notice" has the meaning set  forth  in  Section
12.2A of this Agreement.

     "Civic Uses" has the meaning set forth in Section 6.1E of this Agreement.

     "Commercial Owners Association" has the meaning set forth in
Section 7.1R of this Agreement.

     "Commercial Properties Declaration" has the meaning set forth in Section 7.1R of this Agreement.

     "Commercial  Site  Permit"  has the  meaning  set  forth  in
Section 7.1Q of this Agreement.

     "commercial use" has the same meaning set forth  in  Section
25-2-4 of the Austin City Code.

     "Conservancy  Trust" has the meaning set  forth  in  Section
7.1R of this Agreement.

     "Conservation  Easement"  means  that  certain  Conservation
Easement  to Restrict Impervious Cover referenced in Section  5.1 below.

     "Constituent Documents" means any document or instrument contemplated by the terms of this Agreement to be executed and delivered by any Parties or otherwise in connection herewith.

     "Contiguous Roadways" has the meaning set forth  in  Section
7.1M of the Agreement.

     "Continuing Violation" has the meaning set forth in  Section
16.2 of this Agreement.

     "Controversy" has the meaning set forth in Recital C of this Agreement.

     "Convenience Storage Project" has the meaning set  forth  in
Section 7.1G of this Agreement.

     "Convenience Storage Project Location Designation" has the meaning set forth in Section 7.1G of this Agreement.

     "Credit Banks" has the meaning set forth in Section 12.1 of this Agreement.

     "Credit  Bank Fiscal Deposit" has the meaning set  forth  in
Section 12.4 of this Agreement.

     "Current Requirements" has the meaning set forth in  Section
3.1 of this Agreement.

     "Critical Water Quality Zone" means any portion of the Land classified as a critical water quality zone under Section 25-8-92 of the Austin City Code.

     "DDZ" has the meaning set forth in Section 12.2C of this Agreement.

     "DDZ  Transferee" has the meaning set forth in Section  12.3 of this Agreement.

     "Debited  Amount" has the meaning set forth in Section  13.3 of this Agreement.

     "Dedicated Review Team" has the meaning set forth in Section
7.2I of this Agreement.

     "development" has the same meaning set forth in Section 25-1-21 (27) of the Austin City Code.

     "Development  Allocation"  has  the  meaning  set  forth  in
Section 6.1B of this Agreement.

     "Development Allocation Records" has the meaning set forth in Section 6.7 of this Agreement.

     "Development  Credit  Bank" has the  meaning  set  forth  in
Section 12.2B of this Agreement.

     "Development Credit Bank Uses" has the meaning set forth  in
Section 12.2B of this Agreement.

     "development density" means the density of development of a particular type of project on the Land or on a particular Parcel. For office and retail development, development density is by reference to Net Floor Area (measured in square feet) of development, and for residential and multi-family residential development, development density is measured by reference to the number of residential living units.

     "Development  Fees"  has the meaning set  forth  in  Section
12.2B of this Agreement.

     "Director" has the meaning set forth in Section 7.2B of this Agreement.

     "Discrete  Parcel" has the meaning set forth in Section  6.5 of this Agreement.

     "Downzone" has the meaning set forth in Section 4.2B of this Agreement.

     "Downzoned Parcel" has the meaning set forth in Section 4.2B of this Agreement.

     "Electronic  Testing" is the testing  of  an  electrical  or electronic component for a computer, computer peripheral,  radio,
telephone,   scientific   or  medical  instrument,   or   similar
equipment.

     "Effective Date" means August 15, 2002.

     "Erosion Controls" has the meaning set forth in Section 7.1P of this Agreement.

     "Escarpment  Segment" has the meaning set forth  in  Section
13.1A of this Agreement.

     "Estimated Costs" has the meaning set forth in Section 7.2H of this Agreement.

     "Existing Wells" has the meaning set forth in Section 7.1J of this Agreement.

     "Facility" has the meaning set forth in Section 7.1Q of this Agreement.

     "Fire  Station  Site" has the meaning set forth  in  Section
12.7 of this Agreement.

     "Fiscal Notice" has the meaning set forth in Section 12.4 of this Agreement.

     "Fully  Permitted  Projects" has the meaning  set  forth  in
Section 6.2 of this Agreement.

     "Green  Building  Agreement" has the meaning  set  forth  in
Section 8.2 of this Agreement.

     "Gross Floor Area" has the meaning set forth in and will be calculated pursuant to the methodology set forth in Section 25-1-21 (43) of the Austin City Code with the understanding that loading docks will only be included in the calculation to the extent they are within the building line of the structure subject to the calculation.

     "HCCT Assessment" has the meaning set forth in Section 7.1R of this Agreement.


     "Impervious Cover" has the meaning set forth in and shall be calculated pursuant to the Conservation Easement.

     "Indicated Use" has the meaning set forth in Section 6.2 of this Agreement.

     "Initial Parcel" has the meaning set forth in Recital A of this Agreement.

     "Judgment" has the meaning set forth in Section 4.2B of this Agreement.

     "Land" means those certain parcels of land consisting of approximately 1,260 acres that are (i) graphically depicted in the schematic drawing shown in Exhibit "A" and (ii) more fully described in Exhibit "B".

     "Landowner" means the fee simple owner of a portion of the Land.

     "Large  Grocery Store" has the meaning set forth in  Section
7.1F of this Agreement.

     "Large Grocery Store Location Designation" has the meaning set forth in Section 7.1F of this Agreement.

     "Longhorn  Pipeline" has the meaning set  forth  in  Section
7.1S of this Agreement.

     "Maintenance Agreement" has the meaning set forth in Section
7.1Q of this Agreement.

     "Map  Change Downzone" has the meaning set forth in  Section
4.2B of this Agreement.

     "Mid-Tex  Service Extensions" has the meaning set  forth  in
Section 13.A of this Agreement.

     "Modified Current Requirements" has the meaning set forth in
Section 3.1 of this Agreement.

     "Multi-Family  Residential" has the  meaning  set  forth  in
Section 6.1A of this Agreement.

     "Net Site Area" as to any portion of the Land, has the meaning, and is calculated pursuant to the formula, set forth or referred to in the Conservation Easement.

     "Net Floor Area" means Gross Floor Area multiplied by 0.95.

     "New Methodology" has the meaning set forth in Section 7.1O of this Agreement.

     "New Ordinance" has the meaning set forth in Section 7.1O of this Agreement.

     "North Pond" has the meaning set forth in Section 7.2J of this Agreement.

     "Notice of Lender" has the meaning set forth in Section  6.8 of this Agreement.

     "Office" has the meaning set forth in Section 6.1A of this Agreement.

     "open space" means land that is free of development.

     "Operating Permit" has the meaning set forth in Section 7.1Q of this Agreement.

     "Option Tract" has the meaning set forth in Section 2.3A of this Agreement.

     "Parcel" means any portion of real property which is a part of the Land.

     "Parcel  102 Dedication Tract" has the meaning set forth  in
Section 9.2 of this Agreement.

     "Parties" has the meaning set forth in the first paragraph of this Agreement.

     "Permitted Transferee" has the meaning set forth in  Section
12.3 of this Agreement.

     "Platted Parcel" has the meaning set forth in Section 6.4 of this Agreement.

     "Pipeline  Ordinance" has the meaning set forth  in  Section
7.1S of this Agreement.

     "Preliminary Plan" means a preliminary plan covering any portion of the Land which is filed pursuant to Section 25-4-51 of the Austin City Code.

     "Receiving Parcel" has the meaning set forth in Section  6.5 of this Agreement.

     "Remaining  Portion  Parcel" has the meaning  set  forth  in
Section 6.4 of this Agreement.

     "Report" has the meaning set forth in Section 7.1S of this Agreement.

     "Requirements" has the meaning set forth in Section 3.1 of this Agreement.

     "Residential" has the meaning set forth in Section 6.1A of this Agreement.

     "Residential Facility" has the meaning set forth in  Section
7.1Q of this Agreement.

     "Retail" has the meaning set forth in Section 6.1A of this Agreement.

     "SER No. 2189" has the meaning set forth in Section 13.1 of this Agreement.

     "SER No. 2190" has the meaning set forth in Section 13.2 of this Agreement.

     "South Bay Extension" has the meaning forth in Section  12.6 of this Agreement.

     "South Bay Extension Dedication Deed" has the meaning set forth in Section 12.6 of this Agreement.

     "South Pond" has the meaning set forth in Section 7.2J of this Agreement.

     "SOS Ordinance" has the meaning set forth in Section 3.1 of this Agreement.

     "Spruce Canyon Segment" has the meaning set forth in Section
13.1A of this Agreement.

     "Spruce Canyon Segment Allocation" has the meaning set forth in Section 13.1A of this Agreement.

     "structure" has the same meaning set forth in Section  25-1-
21 (107) of the Austin City Code.

     "Text  Change Downzone" has the meaning set forth in Section
4.2B of this Agreement.

     "Total  Permitted  Density" has the  meaning  set  forth  in
Section 6.1A of this Agreement.

     "Transfer Notice" has the meaning set forth in Section  12.3 of this Agreement.

     "TxDot" has the meaning set forth in Section 7.1M of this Agreement.


     "Use Categories" has the meaning set forth in Section 6.1A of this Agreement.

     "USFWS" has the meaning set forth in Section 7.1M of this Agreement.

     "Visual  Buffer Zone" has the meaning set forth  in  Section
7.1A(iv) of this Agreement.

     "Water  Quality Controls RC" has the meaning  set  forth  in
Section 7.1Q of this Agreement.

     "Water Quality Controls Retrofit" has the meaning set forth in Section 7.1M of this Agreement.

     "Water Director" has the meaning set forth in Article XIII of this Agreement.

     "Wastewater Service Extensions" has the meaning set forth in
Section 13.2 of this Agreement.

     "Water  Service  Extensions" has the meaning  set  forth  in
Section 13.1 of this Agreement.

     "Wildflower Center" has the meaning set forth in Section 8.1 of this Agreement.

     "Wildflower  Dedication Deed" has the meaning set  forth  in
Section 8.1 of this Agreement.

     "W/WW  Utility  Credit Bank" has the meaning  set  forth  in
Section 12.2A of this Agreement.

     "W/WW Utility Credit Bank Uses" has the meaning set forth in
Section 12.2A of this Agreement.

     "W/WW  Utility  Fees" has the meaning set forth  in  Section
12.2A of this Agreement.

     "Year" has the meaning set forth in Section 12.3 of this Agreement.

     Other   terms   in   this  Agreement  denoted   by   initial
capitalization are expressly defined in this Agreement or by reference.


                               II.
 AGREEMENT CONSTITUTES RESTRICTIVE COVENANTS AND BINDING EFFECT
                       AND ADDITIONAL LAND

2.1  RESTRICTIVE COVENANTS

     The  City and CCLC acknowledge and agree that this Agreement
(i) touches and concerns the Land, will be recorded in the Official Records of Travis and Hays Counties, Texas and constitutes restrictive covenants required by the City; and (ii) except as otherwise specifically provided in this Agreement to the contrary, runs with the Land and is binding upon each and every successor-in-interest of CCLC, including, without limitation each successor-in-ownership of CCLC with respect to any part of the Land. The Parties further acknowledge that following the execution and delivery of the Constituent Documents the City will have a property interest in the Land in accordance with the Conservation Easement. Any Landowner that sells, assigns or otherwise transfers any portion of the Land, or who contracts to do so, shall disclose to prospective buyers, assignees or other transferees of any such portion of the Land (including prospective purchasers of residential lots) (a) the terms of this Agreement and the Constituent Documents and, (b) that this Agreement and the Constituent Documents affect development and/or building plans that involve Impervious Cover and/or development density. A written disclosure in the form set forth in Exhibit "C" shall be sufficient for complying with this disclosure obligation.

2.2  BINDING EFFECT

     The Parties acknowledge and agree as a material term of this Agreement that their respective obligations under this Agreement, including, without limitation, those set forth in Article III, will continue and will be binding even if other laws currently in effect or enacted or modified after the Effective Date, would otherwise limit, eliminate, modify, enhance or impair the City's regulatory power or ability to enforce the obligations of CCLC, or the limitation on land use, set forth in this Agreement.

2.3  OPTION TRACTS

     2.3A. Time. At any time within 36 months from the Effective Date, upon application by CCLC (but not subsequent
Landowners)  and  subject to compliance with the  terms  of  this
Section 2.3, each of the tracts described in Exhibit "D" hereto (each an "Option Tract") may be incorporated within the Land covered by this Agreement and the Conservation Easement from time to time by sending written notice thereof to the City. Exhibit "E-1" hereto contains a table showing what the Allowable Impervious Cover allocations and Maximum Impervious Cover (as defined in the Conservation Easement) would be for all of the Initial Parcels if all of the Option Tracts were to be included pursuant to this Section.

     2.3B. Option Tract Amendment. If CCLC desires to include an Option Tract in the Land within such 36 month period and the owner of the tract in question is willing to so include the tract, then CCLC will provide the City with a written notice thereof along with reasonable evidence of the ownership of such tract. The City, acting through the Director, CCLC, and the owner of the tract to be included (if different than CCLC) will execute an amendment to this Agreement and an amendment to the Conservation Easement, both of which must be in form reasonably satisfactory to the Parties, incorporating such tract within the Land covered by this Agreement and the Conservation Easement within a reasonable period of time after the notice. The amendments will be recorded in the Real Property Records of Travis and Hays Counties, Texas.

     2.3C.   Addition to Initial Parcel.  At the time  an  Option
Tract  is  included  under this Agreement  and  the  Conservation
Easement in compliance with the terms of this Section 2.3,

     (i)  the Option Tract will become part of the Initial Parcel listed  for  the Option Tract in Exhibit  "D"  for  the
          purposes   of   this  Agreement  and  the  Conservation
          Easement,

     (ii) the Allowable Impervious Cover listed for the Option Tract on Exhibit "E-2" hereto will be allocated to the Parcel or Parcels as CCLC may direct by written notice to the City so long as such allocation does not violate any of the terms of this Agreement or the Conservation Easement, and

     (iii) the Maximum Impervious Cover, as defined in the Conservation Easement, for the Initial Parcel listed for the Option Tract in Exhibit "E-2" hereto under the heading "Initial Parcel whose Maximum Impervious Cover Is to Be Increased" will be increased by the amount of the Allowable Impervious Cover allocated pursuant to clause (ii) above.

The initial Development Allocation for the Option Tract will be zero in each Use Category. No allocations or assignments of Development Allocation or Allowable Impervious Cover may be made to or from an Option Tract until the Option Tract is incorporated into the Land and made a part of this Agreement and the Conservation Easement.

     2.3D. Compliance With Agreements. At the time an Option Tract is subjected to the terms of this Agreement and the Conservation Easement, the tract must have allocated to it adequate Allowable Impervious Cover and Development Allocation sufficient to cause existing and/or then fully approved and finally permitted improvements and/or Impervious Cover on the tract to then be in compliance with this Agreement and the Conservation Easement.

     2.3E. Required Execution of Amendment. The amendment subjecting an Option Tract to the terms of this Agreement and the terms of the Conservation Easement must be joined in by such persons and/or entities as the City deems necessary or appropriate to indefeasibly subject such tract, and all then and future holder(s) of any then existing right, title, and/or interest in and to such tract, to the terms of this Agreement and the Conservation Easement. Should any person or entity that is required to join in an amendment executed pursuant to the terms of this Section 2.3 fail to execute and deliver the necessary amendment, said tract will not be included in the Land or subjected to the terms of this Agreement and will not be entitled to any of the benefits conferred by this Agreement or in the Conservation Easement.

     2.3F. Authority of Director. The Director has the authority to take whatever action is necessary to implement the inclusion of any Option Tract pursuant to the terms of this Section without any review or approval by any City board, commission or council.


                              III.
                        CITY REGULATIONS



3.1  APPLICABLE REQUIREMENTS

     The City and CCLC acknowledge and agree that the Modified Current Requirements shall apply and shall continue to apply to and govern any and all development activity that has commenced on the Land, or any portion of the Land, or that is commenced on the Land, or any portion of the Land, within 30 years from and after the Effective Date. Other than the Chapter 245 Exceptions, no Requirement enacted, adopted or implemented after the Effective Date shall apply to development of the Land that is commenced on the Land, or any portion of the Land, within 30 years from and after the Effective Date. Any development activity on the Land or any portion thereof that is commenced after such 30 year period shall be governed by the Requirements in effect at the time such development activity commences. For purposes of this paragraph only, a development activity will be deemed to have "commenced" when the first of an application for (A) a
Preliminary  Plan, or (B) a site development  permit,  or  (C)  a subdivision plat, has been filed with the City for that development activity. As a material part of the settlement of the Controversy and even though CCLC asserts that the SOS Ordinance does not apply to the Land, CCLC hereby subjects the Land to the Applicable SOS Provisions pursuant to the terms and provisions of this Agreement and the Conservation Easement. Accordingly, if a Parcel is eliminated from this Agreement pursuant to the terms of this Agreement, CCLC's agreement to subject the Land to the Applicable SOS Provisions will no longer apply to that Parcel.

     The following apply in this Agreement:

     "SOS Ordinance" means Sections 25-8-511 through 25-8-523 of the Austin City Code.

     "Applicable SOS Provisions" means the requirements and limitations contained in the SOS Ordinance in effect on the Effective Date except to the extent such requirements and/or limitations are in conflict with the terms and provisions of this Agreement, the Conservation Easement, and/or any ordinances enacted to carry out the terms of this Agreement and/or the Conservation Easement (see e.g. Section 5.2).

     "Requirements" means all of the City's laws, ordinances, codes, regulations, rules, policies, requirements, technical construction standards, traffic criteria and manuals, and development related procedures and processes.

     "Current Requirements" means the Requirements, other than the SOS Ordinance, in effect on the Effective Date and applicable to the Land or that would otherwise be applicable to any development activity on the Land disregarding any effect of Chapter 245 of the Texas Local Government Code or any other similar rights.

     "Modified Current Requirements" means (i) the Current Requirements as expressly waived, modified or abated by this Agreement, the Conservation Easement, and/or any ordinances enacted to carry out the terms of this Agreement and/or the Conservation Easement, (ii) the Applicable SOS Provisions, and (iii) any Requirements that are Chapter 245 Exceptions enacted, adopted or implemented after the Effective Date.


3.2  CHAPTER 245 EXCEPTIONS

     The City and CCLC agree that notwithstanding the foregoing terms of this Article III, the Requirements with respect to the following shall apply to development activity on the Land or any portion of the Land as they are enacted and/or amended by the City from time to time ("Chapter 245 Exceptions"):

     (i) municipal zoning regulations that do not affect lot size, lot dimensions, lot coverage, or building size or that do not change development permitted by a restrictive covenant required by a municipality;
     (ii) regulations for sexually oriented businesses;
     (iii) fees imposed in conjunction with development permits;

     (iv) regulations for annexation;
     (v) regulations for utility connections not in conflict with the express terms of this Agreement with regard to utilities;
     (vi) regulations to prevent imminent destruction of property or injury to persons, including regulations effective only within a flood plain established by federal flood control programs and enacted to prevent the flooding of buildings intended for public occupancy;
     (vii) construction standards for public works located on public lands or easements; and

     (viii) ordinances incorporating uniform building, fire, electrical, plumbing, and/or mechanical codes, adopted by a national code organization, and/or local amendments to such codes enacted solely to address imminent threats of destruction of property or injury to persons.

3.3  APPLICABILITY OF CHAPTER 245

     The Parties acknowledge that this Agreement, when executed and delivered by the City, shall constitute an approval of a permit in a series of permits required from the City for the use and development of the Land in accordance with the terms of this Agreement and, as such, the development rights and entitlements provided to CCLC, its successors and assigns, pursuant to this Agreement, shall be protected under Chapter 245 of the Texas Local Government Code.


                               IV.
                             ZONING

4.1  ZONING ORDINANCES.

     On or before the Effective Date, the City approved and adopted zoning ordinances with conditional overlay restrictions for each of the 17 Initial Parcels comprising all of the Land. Each of such ordinances are referenced in Exhibit "F" ("Circle C Zoning").


4.2  ZONING CHANGES.

     4.2A Zoning Regulations Changes Inapplicable. As of the Effective Date, all zoning regulations of the City are codified in Chapter 25-2 of the Austin City Code. A change in the, or the addition of, zoning regulations currently in Chapter 25-2 of the Austin City Code in effect from time to time applicable to a particular zoning classification, regardless of where codified, will not apply to a Parcel with that zoning classification unless
(a) the Landowner of that Parcel at the time of the change or addition has stated in a written notice to the City that it does not object to the change or addition, or (b) the applicable Landowner fails to timely object to the change or addition in accordance with the provisions of clause (iii) in the definition of Text Change Downzone below, or (c) the change or addition becomes effective on or after the date which is 30 years after the Effective Date.

     4.2B Certain Definitions. The following definitions apply in this Agreement:

     "Downzone"  means  either a Map Change Downzone  or  a  Text
     Change Downzone which becomes effective on or before the date which is 30 years after the Effective Date.

     "Downzoned Parcel" means the portion of the Land for which a Downzone is effected.

     "Map Change Downzone" means a change of a zoning classification of a Parcel, by the City, over the written objection of the Landowner of the Parcel at the time of that change, that results in a more restrictive zoning classification than that which applied to the Parcel under the Circle C Zoning. A Map Change Downzone will be effective on the day that the zoning ordinance effecting that change becomes effective.

     A "Text Change Downzone" will have occurred with respect to a Parcel if all of the following have occurred:

          (i) There is a change in the, or the addition of, zoning regulations currently in Chapter 25-2 of the Austin City Code in effect from time to time applicable to the zoning classification of that Parcel, regardless of where codified, which, if applicable to the Parcel, would cause the Circle C Zoning of the Parcel to be more restrictive, and the Landowner of the Parcel at the time of the change did not state in a written notice to the City that it does not object to the change.

          (ii) Either (A) a court of competent jurisdiction renders a final judgment ("Judgment") to the effect that the change referred to in clause (i) immediately above is applicable to the Parcel notwithstanding
          Section 4.2A, and the Landowner of the Parcel at the time that judgment became final did not thereafter state in a written notice to the City that it does not object to the change, or (B) the City takes the position that, or denies or fails to timely process a permit application based on an assertion that, the change referred to in clause (i) immediately above is applicable to the Parcel notwithstanding Section 4.2A.

          (iii) Either (A) the Landowner of the Parcel at the time that Judgment became final notifies the City in writing within 60 days after the Judgment became final that the Landowner objects to that change, or (B) the Landowner of the Parcel notifies the City in writing within 60 days after the Landowner becomes aware that the City takes the position that the change referred to in clause (i) above is applicable to the Parcel, or the City denies or fails to timely process a permit application based on an assertion that the change referred to in clause (i) above is applicable to the Parcel, and the City does not cause the change to cease to apply to that Parcel within 120 days after the giving of that written notice. With respect to the situation where the City takes the position that the change referred to in clause (i) immediately above is applicable to the Parcel notwithstanding Section 4.2A, the change shall, for the purpose of that situation, be considered to have ceased to apply to the Parcel if the City provides the relevant Landowner with a writing stating that the City no longer takes the position that the change referred to in clause (i) immediately above is applicable to the Parcel.

     A Text Change Downzone will be effective upon the expiration of the City's 120 day cure period set forth in clause (iii) above.

     4.2C Effect of Downzone. If the City takes any action the effect of which is to Downzone all or any portion of the Land, then the following will apply:

     (i) Downzoned Parcel. At the option of the Landowner of the Downzoned Parcel at the time the Downzone became effective, exercised by written notice to the City within 60 days after the Downzone becomes effective, the Downzoned Parcel will be eliminated from this Agreement and the Conservation Easement, and will be treated as if it was never part of this Agreement, the Conservation Easement or any of the other Constituent Documents. Accordingly, if such option is exercised, all rights with respect to the Downzoned Parcel will be the same as they were on the day before the Effective Date, including entitlements, if any, attributable to the Downzoned Parcel under Chapter 245 of the Texas Local Government Code ("Chapter 245"), and the Downzoned Parcel will no longer be subject to the Green Building Agreement or the Circle C HOA Agreements pursuant to the terms of those agreements. Without limiting  the  generality  of  the  foregoing,  if  the
          Landowner of the Downzoned Parcel exercises that option, the Landowner of the Downzoned Parcel will be entitled to avail itself of the benefits of all legal rights available on the date before the Effective Date and of the benefits of all legal rights available pursuant to any laws enacted or modified on or after the Effective Date with regard to the Downzoned Parcel, including entitlements, if any, attributable to the Downzoned Parcel under Chapter 245. It is acknowledged and agreed that, with regard to a Downzoned Parcel, if such option is exercised, it is deemed that the "project" for the Downzoned Parcel, as it relates to a determination of entitlements, if any, under Chapter 245, will not have changed due to the Downzoned Parcel being subjected to this Agreement, the Conservation Easement, or any of the Constituent Documents or due to any applications for permits or permits issued in accordance with the terms and provisions of this Agreement or the Conservation Easement.

     (ii) Parcels 104, 105 and the Parcel 102 Dedication Tract. At the option of CCLC exercised by written notice to the City within 60 days after the Downzone becomes effective, title to Parcels 104, 105 and the Parcel 102 Dedication Tract will revert back or be reconveyed to
          CCLC with no additional encumbrances than existed on the Effective Date (other than public utility easements (e.g. water, wastewater and electrical utilities) provided for in this Agreement or the Constituents Documents), and the City's easements on those Parcels provided for in this Agreement, other than public utilities easements, will be terminated and released. In such an event, Parcels 104 and 105 will not be subject to the restrictions in Section 7.1B. The City hereby warrants that title to such Parcels upon any such reverter or reversion will be subject to no additional encumbrances than existed on the Effective Date (other than public utility easements provided for in this Agreement or the Constituents Documents). If CCLC exercises that option, those Parcels will be eliminated from this Agreement and the Conservation Easement, and will be treated as if they were never part of this Agreement or the Conservation Easement such that rights with respect to those Parcels will be the same as on the day before the Effective Date, including entitlements, if any, attributable to those Parcels under Chapter 245. It is acknowledged and agreed that, if such option is exercised, with regard to those Parcels, it is deemed that the "project" for each Parcel, as it relates to a determination of entitlements, if any, under Chapter 245, will not have changed due to the Parcel being subjected to this Agreement, the Conservation Easement, or any of the Constituent Documents or due to any applications for permits or permits issued in accordance with the terms and provisions of this Agreement or the Conservation Easement.

     4.2D Downzone Provisions Inapplicable to Certain Parcels. This Section 4.2 does not apply to (i) Parcel 109, Parcel 111, Parcel 112 or Parcel 113, (ii) a platted single-family (including duplex) residential lot upon which a residential dwelling has been constructed which is or has been occupied, or (iii) any Parcel for which the zoning classification changed after the Effective Date if the Landowner of that Parcel at the time of the zoning classification change consented in writing to the change prior to the change.

     4.2E No Election of Remedies; Further Assurances. The exercise of an election referred to in Section 4.2C by the Landowner of a Downzoned Parcel or by CCLC will not be construed as an election of remedies. All other remedies for the Downzone of the Downzoned Parcel, whether available at common law or enacted on, before or after the Effective Date, are preserved if such election is exercised. In the event of such an exercise of that election, the City, CCLC and the Landowner must take any additional actions and execute and acknowledge any documents necessary to effectuate the terms of this Section 4.2.


                               V.
OVERALL SOS IMPERVIOUS COVER LIMITATION AND CONSERVATION EASEMENT
                  TO RESTRICT IMPERVIOUS COVER



5.1  CONSERVATION EASEMENT.

     CCLC has, contemporaneously with the execution and delivery of this Agreement, granted to the City of Austin a Conservation Easement to Restrict Impervious Cover ("Conservation Easement") of even date herewith, in conformity with Texas Natural Resource Code, Chapter 183 and other applicable law, covering the entirety of the Land. The Conservation Easement has been or will be recorded in the Real Property Records of Travis and Hays Counties, Texas.


5.2  OVERALL SOS IMPERVIOUS COVER LIMITATION.

     Pursuant to the Conservation Easement, CCLC agrees to restrict the aggregate allowable Impervious Cover available for development of the Land as a whole. The aggregate allowable Impervious Cover on the Land is the same amount of Impervious Cover for the development of the Land that is permitted under and calculated in accordance with the SOS Ordinance in the aggregate for all of the Land taken together. The Conservation Easement provides that each Initial Parcel has a specific maximum amount of allowable Impervious Cover, and, with the exception of Parcels 103, 106, 107 and 110, no Initial Parcel taken as a whole may exceed the Impervious Cover limitations otherwise set forth in the SOS Ordinance.


                               VI.
    TOTAL PERMITTED DENSITY, DENSITY ALLOCATION, AND RECORDS

6.1  GENERAL.

     6.1A.     Development Density.  The maximum aggregate amount
of development density permitted on the Land with respect to certain project types is as follows ("Total Permitted Density"):

          Office                    750,000 square  feet  of  Net
Floor Area
          Retail                    250,000 square  feet  of  Net
Floor Area
          Residential              1,730 living units
          Multi-Family Residential 900 living units

     The development of Multi-Family Residential units consumes Development Allocations in both the Residential and the Multi-Family Residential Use Categories, i.e., for each Multi-Family Residential unit developed on the Land, there must be a
Development Allocation of one Residential unit and one Multi-Family Residential unit for the Multi-Family Residential unit being developed. For the purpose of Development Allocations, each residential duplex structure shall be treated as two single-family residential living units.

     As reflected above, the Total Permitted Density is divided into four different use categories consisting of office, retail, residential and multi-family residential ("Use Categories"). The projects permitted within the four Use Categories are more particularly delineated on Exhibits "G-1", "G-2", "G-3" and "G-4" respectively and are sometimes referred to herein as "Office," "Retail," "Residential," and "Multi-Family Residential" respectively.

     If a particular use or proposed use on a Parcel is a use listed in more than one of the Use Categories, the Landowner of that Parcel must notify the City in writing of the Use Category for the proposed use so that the City can determine whether there is sufficient and appropriate Development Allocation to the Parcel for the proposed use. The Landowner may, from time to time, by written notice to the City, re-designate the Use Category for that use to the other Use Category into which it fits provided that there is sufficient and appropriate Development Allocation for all uses in that Use Category on the Parcel.

     6.1B. Initial Allocations. The Total Permitted Density has been allocated with respect to each Use Category among the 17 Initial Parcels comprising the Land pursuant to the table set forth in Exhibit "H". An apportionment of allowable development density with respect to a Use Category is a "Development Allocation". The Development Allocations for the Initial Parcels are the amounts set forth in the columns entitled Initial Development Allocation on Exhibit "H". Future allocations and assignments of Development Allocation will be governed by the rules and procedures set forth below.

     6.1C. No Development Without Allocation; Mixed Use Projects. No development of a project within a Use Category may be constructed on any Parcel, nor may any existing improvement be utilized for any particular purpose under a Use Category unless adequate Development Allocation for the proposed project, and/or use, has been allocated to the Parcel under the terms and procedures set forth in this Article.

     No proposed project within a Use Category may be constructed on a Parcel, and no Parcel may be used for a particular purpose under a Use Category, if the sum of

     (i) the Development Allocation required for such project or use, plus

     (ii) the Development Allocation attributable to and used by all existing or fully approved and finally permitted development and uses on the Parcel of the same Use Category as the proposed project or use, which are to continue and co-exist with the proposed project, exceeds the aggregate Development Allocation for such type of Use
Category allocated to the Parcel.

     No mixed use project may be constructed or operated on any Parcel unless the Parcel has sufficient Development Allocation allocated to it for each of the Use Categories which form a part of the project.

     6.1D.       Ancillary  Uses.    In  addition  to  the  Total
Permitted Density, all ancillary improvements which are customarily developed in connection with developing a particular residential project are permitted to be constructed and operated on the Land provided that they are merely in support of the primary use of the project and otherwise are in compliance with the Modified Current Requirements and with the other terms and provisions of this Agreement and the Conservation Easement (referred to herein as "Ancillary Improvements"). For example, a Multi-Family Use Category project, such as an apartment complex, may include a leasing office, a club house, laundry facilities, exercise facilities, and pool facilities that are ancillary to such project, and no Development Allocation is necessary for these Ancillary Improvements. Ancillary Improvements are permitted without a specific apportionment of Development Allocation for Ancillary Improvements. No Development Allocation will be used for Ancillary Improvements. Nothing in this Section waives the requirements of the Conservation Easement of sufficient Allowable Impervious Cover for the Ancillary Improvements.

     6.1E. Civic Uses. In addition to the Total Permitted Density, the following non-profit, community owners association, governmental, and quasi-governmental uses are permitted to be constructed and operated on the Land without an apportionment of Development Allocation therefor ("Civic Uses"):

          (i) fire station, emergency medical service facility, police sub-station, library, or other governmental uses that provide direct service in respect to the Land;
          (ii) Austin   Independent  School  District   secondary
               school;
          (iii) Austin Independent School District elementary school;
          (iv) post office and mail kiosks; and
          (v) community facilities and community recreational facilities ancillary to, and primarily serving, residential development of the Land.

No  Development Allocation will be used for Civic Uses.   Nothing
in  this  paragraph waives the requirements of  the  Conservation
Easement  of sufficient Allowable Impervious Cover for the  Civic
Uses.


6.2  ALLOCATIONS  FOR DIVISIONS BY CONVEYANCE OR  DESIGNATION  BY
     LANDOWNER.

     Whenever a Parcel is divided by conveyance, each grantor and grantee to the conveyance must give written notice to the City for its review and approval in accordance with Section 6.6 below specifying, with respect to each applicable Use Category, the apportionment of the Development Allocation between the resulting Parcels ("Apportionment of Development Allocation").

     In addition, a Landowner may elect to designate a division of a Parcel owned by the Landowner for the purpose of creating separate Parcels from the individual Parcel. Each separate
Parcel  resulting  from  the division  must  receive  a  discrete apportionment of Development Allocation with respect to each applicable Use Category by the Landowner giving the City an
Apportionment of Development Allocation. The division by Landowner designation shall not be a division of Land for platting purposes.

     With respect to each Use Category, no Apportionment of Development Allocation may result in the Development Allocation apportioned to any Parcel resulting from any such division being:

     (i)  inconsistent  with  the  applicable  Circle  C   Zoning
          affecting the Parcel, or

     (ii) less than the Development Allocation required for all existing improvements, and/or fully approved and finally permitted improvements contemplated for construction ("Fully Permitted Projects"), of such Use Category on the Parcel as of the date of the conveyance or Landowner designation.

Effect must be given to the actual use of the Parcel, or in the case of an improvement not then being used, the intended use as indicated on the finally approved site development permit or other full and final City authorization or approval for the development of the Parcel for commercial Parcels and the final subdivision plat with respect to residential Parcels. For purposes of this Agreement, the actual or intended use is the "Indicated Use".

     No improvements may be constructed on any of the Parcels resulting from any such division until an apportionment of Development Allocation is made in accordance with the foregoing procedure.


6.3  ALLOCATIONS FOR PLATTED LOTS.

     For purposes of this Agreement, whenever a Parcel is divided by being platted into a subdivision that includes non-duplex single family residential lots, the amount of Development Allocation conclusively assumed for each non-duplex single family residential lot in any such subdivision shall be one Residential unit per platted non-duplex single family residential lot. The apportionment to such lot of one Residential unit of Development Allocation must be made accordingly. For purposes of this Agreement, whenever a Parcel is divided by being platted into a subdivision that includes duplex residential lots, the amount of Development Allocation conclusively assumed for each duplex residential lot in any such subdivision shall be two Residential units per platted duplex residential lot for all purposes under this Agreement. Accordingly, an apportionment to such lot of two Residential units of Development Allocation must be made. Whenever a Parcel is divided by platting into a subdivision that includes lots other than single family or duplex residential lots, there must be an apportionment of Development Allocation for each Use Category to each lot that is not a single-family or duplex residential lot through the use of an Apportionment of Development Allocation. The apportionment may be zero so long as such apportionment is expressly made.


6.4  PLATTING AND RE-PLATTING.

     In connection with any division of any Parcel by way of platting or re-platting a subdivision:

     A. With respect to each Use Category, the Parcel being platted or re-platted must have apportioned to it Development Allocation that is equal to or more than the aggregate amount of Development Allocation required to be apportioned to the lots in such subdivision pursuant to the terms of this Agreement.

     B. If the division involves the platting or re-platting of a portion, but not all, of a Parcel, resulting in the division of such Parcel into two Parcels (i.e., a Parcel consisting of the portion being platted (the "Platted Parcel"), and a Parcel consisting of the portion not being platted, (the "Remaining Portion Parcel")), then, with respect to each Use Category, there must be an apportionment of the Development Allocation for such divided Parcel between the Platted Parcel and the Remaining Portion Parcel by an Apportionment of Development Allocation being submitted to the City for its review and approval. One Apportionment of Development Allocation will address all Use Categories.

     C. With respect to each Use Category and giving effect to the Indicated Use, no division may result in the apportioned Development Allocation on either the Remaining Portion Parcel or the Platted Parcel being
          (i) inconsistent with the applicable Circle C Zoning, or (ii) less than the Development Allocation required for then existing development and/or Fully Permitted Projects.

     D. Any proposed division by platting or re-platting that does not comply with this Agreement shall be denied by City in writing setting forth the specific reasons for such denial. However, the City shall approve any proposed division by platting or re-platting which is in compliance with (i) this Agreement and the Conservation Easement and (ii) all other laws, ordinances and regulations pertaining thereto, except as expressly modified, waived, or abated by this Agreement or the Conservation Easement.






6.5  ASSIGNMENT OF DEVELOPMENT ALLOCATION.

     With respect to each Use Category, Development Allocation may be assigned from any Parcel ("Assigning Parcel") by the Landowner of the Assigning Parcel to another Parcel ("Receiving Parcel"). However, after giving effect to such assignment, the assignment may not result in the Development Allocation allocated to the Assigning Parcel being (i) inconsistent with the applicable Circle C Zoning, or (ii) less than the Development Allocation required for then existing improvements on the Assigning Parcel at the time of the proposed assignment and/or all Fully Permitted Projects (giving effect to the Indicated Use thereof).

     The foregoing notwithstanding, there shall be no assignment of Development Allocation from or to any platted single family or duplex residential lot without re-platting the applicable lots or subdivision.

     Only assignments of Development Allocation to and from Discrete Parcels shall be allowed. A "Discrete Parcel" for the purpose of the provisions of this Agreement regarding Development Allocations is a Parcel consisting of a portion of the Land out of one, and only one, Initial Parcel with a discrete identity, and a discrete allocation of Development Allocation according to the Development Allocation Records. This discrete allocation may be zero except for single-family or duplex residential lots. If either the Assigning Parcel or the Receiving Parcel, or both, are, according to the Development Allocation Records, comprised of two or more Discrete Parcels, then the assignment must allocate the reductions and/or increases of Development Allocation between such constituent Parcels. The City must be given for its review and approval a written notice of any assignment of Development Allocation by the Landowner of the Assigning Parcel complying with the requirements therefor set forth in Section 6.6 below (an "Assignment of Development Allocation").

     Upon any such assignment, the City shall revise the Development Allocation Records to reflect the change in the Development Allocation between the Parcels. Development Allocation must not be assigned from a Parcel to any property that is not a part of the Land.

6.6  FORM  AND  CITY REVIEW OF APPORTIONMENTS AND ASSIGNMENTS  OF
     DEVELOPMENT ALLOCATION.

     An Apportionment of Development Allocation must be executed by the grantor and grantee in the case of an apportionment of Development Allocation in connection with a division by conveyance. An Apportionment of Development Allocation must be executed by the Landowner in the case of an apportionment of Development Allocation in connection with a division by Landowner designation or by platting.

     An Apportionment of Development Allocation must be substantially in the form attached hereto as Exhibit "I-1". Each Assignment of Development Allocation must be executed by the Landowner of the Assigning Parcel and by the Landowner of the Receiving Parcel, and must be substantially in the form attached hereto as Exhibit "I-2".

     Each   Apportionment  of  Development  Allocation  and  each
Assignment of Development Allocation must include a schematic drawing showing each Parcel involved and the location of each Parcel within the Land, together with an adequate legal description for each Parcel, reasonably satisfactory to the City.

     Approval by the City of an Apportionment of Development Allocation or an Assignment of Development Allocation submitted to it for review and approval will be granted if the apportionment or assignment of Development Allocation is in compliance with the terms and provisions of this Agreement. The approval shall be deemed to have been given if approval of such Apportionment of Development Allocation or Assignment of Development Allocation is not expressly denied by City in writing within 30 days after receipt by the City. The written denial shall specifically set forth the reasons for the denial.


6.7  RECORDS.

     The City will maintain records ("Development Allocation Records") containing the Development Allocation for each Parcel and the name and address of the Landowner of each Parcel. Initially, the Development Allocation Records shall consist of the list of Landowners of each Initial Parcel and the Development Allocation allocated to each Initial Parcel as set forth on Exhibit "H". The Development Allocation Records will reflect all future allocations and assignments of Development Allocation permitted under this Article VI. In ascertaining who is the then current Landowner of any Parcel for any purposes under this Section, the City shall be entitled to rely on the Development Allocation Records it has established to track the Development Allocation for the Land and ownership of Parcels. A Landowner may correct the Development Allocation Records regarding any conveyance of a Parcel not reflected on the Development Allocation Records by providing to the City a certified copy of the recorded deed or other instrument of conveyance.


6.8  ALLOCATIONS  AND ASSIGNMENTS BY LANDOWNERS - BINDING  EFFECT
     AND MORTGAGEE PROTECTION.

     A Landowner may, from time to time, deliver a Notice of Lender ("Notice of Lender") executed by the Landowner and notifying the City of a deed of trust lien against Landowner's
Parcel.  The Notice of Lender must include:

     (i) a schematic drawing of the affected Parcel showing its location within the Land,
     (ii) an adequate legal description for such Parcel,
     (iii) the address and name of the Landowner which must be consistent with the ownership of the Parcel according to the Development Allocation Records,
     (iv) the name and address of the lender, and
     (v) a description of the relevant lien instrument including recording information.

Any allocation or assignment of Development Allocation for a Parcel subject to a Notice of Lender delivered to the City will not be effective unless accompanied by (i) the written consent of the lender specified in such Notice of Lender, or the lender's successor or assigns as demonstrated to the City's reasonable satisfaction, or (ii) a release of such Notice of Lender or a release of the deed of trust lien against such Landowner's Parcel as described in the Notice of Lender. The release must be executed by such lender or such lender's successor or assigns to be effective for purposes of this Agreement. Unless and to the extent a release of lien expressly specifies to the contrary, any effective recorded release of a deed of trust lien specified in a Notice of Lender will automatically release such Notice of Lender, but will not be effective with respect to the City until a copy of such executed release is delivered to the City. In addition, any written release specific to a Notice of Lender executed by the lender named therein or such lender's successor or assigns and delivered to the City will be effective to release such Notice of Lender. Any Notice of Lender will be substantially in the form attached hereto as Exhibit "J". The foregoing notwithstanding, a Notice of Lender will not be required or effective for a platted single-family or duplex residential lot because Development Allocation may not be assigned to or from such a lot.

     Subject to the foregoing, any allocation or assignment of Development Allocation made by a Landowner or Landowners in accordance with the terms of this Article shall bind any then current or future holder or holders of any interest in the Parcels affected thereby, including, without limitation, the holder of any mortgage or other encumbrances on said Parcels, without the necessity of such holder joining in the allocation or assignment which affects such holder's interest.


6.9  NOTICE OF CONVEYANCE.

     If any Parcel or any part of any Parcel is conveyed by the Landowner thereof, the conveyance will not be binding upon City for purposes of this Agreement until such time as a written notice of the conveyance together with a true and correct copy of the fully executed and acknowledged conveyance instrument is delivered to City; provided, however, that such notices are not to be given to the City with respect to conveyance of platted single family or duplex residential lots.


6.10 JOINT OWNERSHIP.

     If ownership of a Parcel is by multiple persons and/or entities owning such Parcel (i.e, through joint tenancy or tenancy in common), all of such persons and/or entities or their authorized representative must join in any action or notice provided for under this Article VI in order for same to be effective.


6.11 CUMULATIVE RESTRICTIONS.

     The restrictions contained in this Article VI are in addition to those contained in the Conservation Easement. For a specific project to be constructed on any Parcel or used for any particular purpose, the project must (i) comply with the terms of the Conservation Easement, (ii) comply with the zoning applicable to the Parcel, and (iii) be allocated sufficient and appropriate Development Allocation in accordance with the terms of this
Article VI. Development Allocation may not be transferred to any other property that is not part of the Land.


6.12 ALLOCATIONS AND ASSIGNMENTS TO BE COMPLIANT.

     Absent compliance with this Article VI, any allocation or assignment of Development Allocation shall not be valid, and the City shall have no obligation to honor same.


6.13 NOTICE TO PURCHASERS.

     OTHER THAN PURCHASERS OF DULY PLATTED SINGLE FAMILY OR DUPLEX RESIDENTIAL LOTS, ANY PROSPECTIVE PURCHASER OR OTHER ASSIGNEE OF ANY PORTION OF THE LAND IS HEREBY ADVISED THAT THE FOREGOING ASSIGNMENT AND/OR ALLOCATION PROCEDURE AND LIMITATIONS COULD RESULT IN NO CONSTRUCTION OF IMPROVEMENTS BEING PERMITTED ON PORTIONS OF THE PROPERTY. ANY SUCH PROSPECTIVE PURCHASER, LIEN HOLDER OR ASSIGNEE SHOULD REVIEW THE DEVELOPMENT ALLOCATION RECORDS OF CITY PRIOR TO ACQUIRING ITS INTEREST IN ANY PORTION OF THE PROPERTY TO DETERMINE WHETHER SUCH INTEREST INCLUDES THE RIGHT TO CONSTRUCT IMPROVEMENTS ON THE PORTION OF THE PROPERTY INVOLVED.



                              VII.
                    LAND USE RESTRICTIONS AND
                MISCELLANEOUS DEVELOPMENT MATTERS



7.1 LAND USE RESTRICTIONS.

     The following site specific restrictions apply to portions of the Land as set forth below:

     7.1A.      Restrictions applicable to Parcel 115 - the  Bear
          Lake PUD.

          (i) The Crescent. That portion of Parcel 115, generally referred to and labeled on Exhibit "L" as the "Crescent" and described by metes and bounds field notes in Exhibit "K" hereto is hereby restricted to single-family residential use, including duplex residential use, and no more than 95 single-family residential units may be constructed on such Parcel. For the purpose of this restriction, a duplex residential unit will treated as two (2) single-family residential units.

          (ii) FM 1826 Access. Access from Parcel 115 to FM 1826 is hereby restricted to no more than one access road which must be located within 1,000 feet of the intersection of State Highway 45 and FM 1826.

          (iii) FM 1826 Buffer. Within Parcel 115, a buffer is hereby established adjacent to the entire length of FM 1826, as specifically described on Exhibit "L" (the "Bear Lake Buffer"). No development shall be permitted within the Bear Lake Buffer other than utility facilities, fencing, landscaping, water quality controls and related facilities, hiking and biking trails, sidewalks, lighting improvements, internal roads, alleys and driveways and a single access road to FM 1826, provided (i) that, to the extent the permitted improvements involve the development of Impervious Cover, sufficient Allowable Impervious Cover is allocated to the appropriate Parcel pursuant to the terms of the Conservation
               Easement, and (ii) any structural water quality controls visible from FM 1826 must be screened using berms or existing or newly-planted vegetation. Fencing permitted by this paragraph must otherwise comply with the applicable requirements of the Austin City Code.

          (iv) Visual  Buffer  Zone  Along FM  1826  and  SH  45.
               Within Parcel 115, a visual buffer is hereby established adjacent to the entire length of FM 1826 and SH 45, as hereinafter specifically described: 67 feet adjacent to the easternmost right-of-way line of FM 1826, as it presently exists, and 50 feet adjacent to the southernmost right-of-way line of SH 45, as it presently exists (the "Visual Buffer Zone"). No above ground improvements shall be permitted within the Visual Buffer Zone other than hiking and biking trials, project perimeter fencing, water quality controls and related facilities, lighting improvements and internal roadway connections to either FM 1826 or SH 45 and highway access roads together with related entrance facilities including signage and sidewalks; provided (i) any structural water quality controls visible from either FM 1826 or SH 45 must be screened using berms or existing or newly-planted vegetation, (ii) any highway access roads or internal roadway connections to FM 1826 or SH 45 shall have no more than 300 linear feet of highway frontage utilized for roadway and entrance improvements, (iii) project perimeter fencing in the Visual Buffer along FM 1826 is limited to no more than 50% of the length of the Visual Buffer along FM 1826, and (iv) except at roadway connection points, cleared vegetation must be replaced with vegetation in compliance with restrictive covenants affecting that portion of the Land, to the extent feasible, to visually screen the development from FM 1826 or SH 45, as appropriate, within two years from planting. Fencing permitted by this paragraph must otherwise comply with the applicable requirements of the Austin City Code.

     7.1B.      Open Space Restrictions on Parcels 104,  105  and
109. Parcels 104, 105 and 109 are hereby restricted to open space; provided, however, that pedestrian walkways, landscaping, utility facilities, sidewalks, and hike and bike trails are permitted on Parcels 104 and 105, and drainage and related facilities installed by the City pursuant to the City Easements are permitted on Parcel 109. In addition, water quality controls and related facilities are permitted on Parcels 104 and 105 only if the City and CCLC agree in writing as to the design and location of the proposed water quality controls and related facilities in their sole discretion. Notice of any such agreement will be recorded in the Real Property Records of Travis County, Texas. Nothing herein is intended to imply that CCLC will participate in the construction or maintenance of any such facilities.

     7.1C.      Open Space Restrictions on Parcels 111,  112  and
113.   Parcels  111,  112 and 113 are hereby restricted  to  open space, except that pedestrian walkways, underground utility facilities, native landscaping, water quality controls and related facilities, sidewalks, and hike and bike trails are permitted on Parcels 111, 112 and 113. In addition, one (1) vehicular access drive and Wildflower Center signage is permitted on Parcel 113. Other than facilities for hike and bike trails, the permitted facilities must only serve and may only be used in connection with, Parcels 111, 112 and 113 and/or the land adjacent to Parcels 111, 112 and 113 known as the Wildflower Center and the Yates Tract, as defined in the Conservation Easement. The permitted improvements must be developed in compliance with the terms of the Conservation Easement.

     7.1D.      Service  Stations  and Underground  Storage  Tank
Systems.   No facility involved in the sale of gasoline or  other
motor vehicle fuel may be constructed and/or operated on the Land.

     7.1E.      Limitation  on  Retail Developments.   No  Retail
project (i.e., a project for a use in the Retail Use Category delineated in Exhibit "G-2") may be constructed on the Land other than Parcel 107 that includes an occupant or a group of two or more Affiliated Occupants occupying more than 35,000 square feet of Net Floor Area used or to be used for Retail purposes, and no Retail project may be constructed on Parcel 107 that includes an occupant or a group of two or more Affiliated Occupants occupying more than 50,000 square feet of Net Floor Area used or to be used for retail purposes. This limitation does not apply to any Public Primary Educational Facilities (as defined in Section 25-2-6(37) of the Austin City Code) and Public Secondary Educational Facilities (as defined in Section 25-2-6(38) of the Austin City
Code) or Safety Services Uses (as defined in Section 25-2-6(43) of the Austin City Code) on the Land.

     "Affiliated Occupants" means two or more retail occupants with common ownership or control involved in a coordinated Retail business and which is marketed as such. Retail occupants that are under common ownership or control, such as common ownership by Federated Department Stores, would not be considered to be Affiliated Occupants solely by reason of such common ownership or control.

     Although Retail structures located on separate Parcels will as a general rule be treated as separate Retail projects, Retail structures on two or more contiguous Parcels shall be treated as one individual project for the purpose of this restriction if and only if (i) there are through drive lanes on such Parcels that allow traffic flow between the Parcels, (ii) there is common parking serving such structures, or (iii) the structures are situated, or generally operated, in a manner which creates the appearance that same are operated as a single, integrated project.

     For the purposes of this Section, two platted lots will not be considered to be contiguous with each other if they are separated by a street or road, whether public or private, that is not on either of such lots. Adherence to common architectural standards by two or more structures will not, in and of itself, create the appearance that such structures are operated as a single, integrated project, and structures separated by 50 or more feet without a structure located thereon will be deemed to not have the appearance that they are operated as a single, integrated project.

     7.1F.       Single  Large  Grocery  Store  Exception.    The
limitation on Retail development set forth in the immediately preceding paragraph does not prohibit the development and operation on the Land of one Retail store devoted primarily to "food sales" as defined in the Austin City Code (i.e., a retail store that would commonly be referred to as a "grocery store") occupying up to 100,000 square feet of Net Floor Area ("Large Grocery Store"). Examples of Retail stores devoted primarily to food sales are typical H.E.B. grocery stores, Randalls grocery stores, and Central Market grocery stores as currently found in the Austin, Texas metropolitan area. Subject to compliance with the Circle C Zoning, CCLC has the sole right to designate the location of the Large Grocery Store by written designation to the City (the "Large Grocery Store Location Designation"). After CCLC makes the Large Grocery Store Location Designation, the Large Grocery Store may be constructed and operated only on the Parcel identified in the Large Grocery Store Location Designation in accordance with the Modified Current Requirements, this Agreement and the Conservation Easement. The right to make the Large Grocery Store Designation is personal to CCLC and does not run with the Land. CCLC may assign the right to make the Large Grocery Store Location Designation and must provide the City written notice of such assignment.

     7.1G. Single Convenience Storage Project Exception. The limitation on Retail development set forth in Section 7.1E above does not prohibit the development and operation on the Land of one project devoted primarily to "convenience storage" as defined in the Austin City Code ("Convenience Storage Project"). Subject to compliance with the Circle C Zoning, CCLC has the sole right to designate the location of the Convenience Storage Project by written designation to the City ("Convenience Storage Project Location Designation"). After CCLC makes the Convenience Storage Project Location Designation, the Convenience Storage Project may be constructed and operated only on the Parcel identified in the Convenience Storage Project Location Designation in accordance with the Modified Current Requirements, this Agreement and the Conservation Easement. The right to make the Convenience Storage Project Designation is personal to CCLC and does not run with the Land. CCLC may assign the right to make the Convenience Storage Project Location Designation and must provide the City written notice of such assignment.

     7.1H.        Critical   Environmental   Features    Setback.
Development  on  Parcels 107, 108, and 115 must comply  with  the
requirements  set  forth  in  Exhibit  "M"  addressing   critical
environmental features.

     7.1I Small Stream Buffers. Buffers are hereby established for small streams within the Land. Small streams are defined as natural streams, swales or drainage ways with drainage areas of at least 5 acres but less than 128 acres. Small stream buffers will be the following widths:

     (i) For streams draining less than 40 acres but more than 5 acres, the minimum buffer is 25 feet on either side of the centerline of the stream.

     (ii) For streams draining less than 128 acres but 40 or more acres, the minimum buffer is 50 feet on either side of the centerline of the stream.

Small stream buffers must remain free of construction, development or other alterations, except as provided below. Roadway facilities, utility facilities and other development infrastructure crossings through small stream buffers must be minimized and constructed only when reasonably necessary to safely access or serve property. The Parties anticipate that roadway facilities, utility facilities and other development infrastructure crossings over small stream buffers will be reasonably necessary on Parcels 101, 102, 103, 108, 110 and 115 in certain instances.

     If there is a disagreement between the City and a Landowner as to whether a particular roadway facility, utility facility or other development infrastructure crossing is reasonably necessary, the Landowner may request a determination from the Director. After consultation with the Landowner, the Director will, in the Director's reasonable discretion, determine whether the crossing is reasonably necessary.

     Other alterations within small stream buffers may include low impact parks and open space. Low impact park development within small stream buffers is limited to hike and bike trails, picnic facilities, and similar construction that does not significantly alter the existing vegetation. Parking lots and roads are not considered low impact park improvements. Wastewater effluent irrigation must not occur within a small stream buffer.

     7.1J. Water Wells. CCLC currently operates 2 water wells on the Land (the "Existing Wells"). CCLC agrees that the Existing Wells will only be used to refill the wet pond features on Parcel 115 in accordance with best management practices and that no additional water wells may be drilled or developed on the Land. These restrictions shall not, however, prohibit the drilling and development of a water well on any Parcel to provide water for use on such Parcel if the City fails to provide water service for the Parcel. The restrictions set forth in this paragraph will continue to apply, however, if such failure by the City to provide water service is the result of (i) a failure by the relevant water user to comply with the City's rules and regulations for water users, or (ii) a failure by CCLC to complete the construction of the Water Service Extensions.

     7.1K.     Electronic Testing Activities.  Electronic Testing
is permitted in the Office Use Category only and no more than 375,000 square feet of the Net Floor Area of office improvements on the Land may be used for Electronic Testing.

     7.1L. Prior Covenants. To the extent that any of the foregoing restrictive covenants expressly conflict with the terms of any other restrictive covenant previously required by the City burdening any part of the Land, it is expressly agreed that the more restrictive of the covenants will supersede and control over the lesser restrictive covenant to the extent of the conflict, notwithstanding any law which might allow the earlier restrictive covenant to control even if it was less restrictive than the subsequent covenant.

     7.1M ROW Ponds. Certain roadways and highways contiguous to the Land and existing on the Effective Date were constructed without adequate water quality controls ("Contiguous Roadways"). The Contiguous Roadways were not constructed by CCLC. It is anticipated that the City, the Texas Department of Transportation ("TxDOT") and/or the United States Fish and Wildlife Service ("USFWS") may initiate discussions to provide for the retrofit and/or construction of water quality controls to treat storm water runoff from the Contiguous Roadways ("Water Quality Controls Retrofit"). CCLC agrees that it will participate in these discussions upon the written request of the City, TxDOT or USFWS. Other entities, as appropriate, may participate in these discussions such as the Wildflower Center and the Barton Springs/Edwards Aquifer Conservation District. These discussions will include methods for funding and/or in-kind participation in the Water Quality Controls Retrofit by various entities. The discussions may include the following topics:

                    1. Water quality control facilities at the southwest corner of Brodie Lane and Slaughter Lane to treat storm water runoff from that intersection as well as Parcel 108.
                    2. Water quality control facilities in City Metropolitan Park west of MoPac Expressway between Slaughter Lane and La Crosse Avenue to treat storm water runoff from Parcel 107 as well as the intersection of Slaughter Lane and MoPac Expressway.
                    3. Water quality control facilities at the southeast corner of the intersection of FM 1826 and State Highway 45 to treat storm water runoff from that intersection as well as a portion of Parcel 115, if feasible.
                    4. Retrofit of existing water quality control facilities built and owned by TxDOT along MoPac Expressway south of Slaughter Lane to State Highway 45, and along State Highway 45 from the intersection of MoPac Expressway and State Highway 45 to FM 1826.

CCLC will not unreasonably withhold the granting of easements on the Land to the extent reasonably necessary to accommodate the Water Quality Controls Retrofit provided that (i) CCLC does not incur any direct or indirect costs in providing such easements,
(ii) such easements do not, in the reasonable opinion of CCLC, adversely impact existing development on the Land or development permitted by the Development Agreement and the Conservation Easement, and (iii) at the time an easement is requested, CCLC owns that portion of the Land which will be encumbered by the easement and CCLC has the authority to grant the easement. All liens (other than the lien for ad valorem taxes not yet due and payable) on such portion will be subordinate to the easement.

     7.1N Wildflower Center Pond. CCLC agrees that it will discuss with the Wildflower Center the design and construction of a water quality wet pond on Parcel 113 to treat storm water runoff from the existing parking lot serving the Wildflower Center and/or that portion of MoPac highway contiguous to Parcel 113 to the extent a single water quality pond can collect storm water runoff from that portion of MoPac highway. If CCLC and the Wildflower Center can agree on the matters reflected above, they will enter into an agreement regarding the sharing of costs and responsibilities for the design, construction and maintenance of such a pond.

     7.1O New Water Quality Controls Methodology

          If at any time after the Effective Date, and from time to time, the City enacts any new ordinance ("New Ordinance") whereby the City, on a uniform basis throughout the Barton Springs Zone (as defined by the Austin City Code), requires a new methodology for the design and construction of water quality controls to meet the water quality standards set forth in the Modified Current Requirements ("New Methodology"), Residential Plat applications and Commercial Site Permit applications in connection with the development of any portion of the Land first filed after the effective date of the New Ordinance will comply with the New Methodology if and only if all of the following conditions are satisfied:

          1. The design and construction of water quality controls in accordance with the New Methodology must not diminish or otherwise adversely affect the development density or Impervious Cover which could otherwise be constructed on an applicable Parcel;
          2. The New Methodology must be shown through sound engineering practices to provide an improved effectiveness of 10% or greater over the then customary practice for the design and construction of water quality controls for complying with the Austin City Code prior to the New Ordinance; and
          3. The costs for designing and constructing water quality controls in accordance with the New Methodology must not exceed the cost of the design and construction of water quality controls in accordance with the then customary practice for complying with the Austin City Code prior to the New Ordinance by more than 10%.

If any of the foregoing conditions are not met with regard to a Residential Plat application or a Commercial Site Permit application in connection with the development of any portion of the Land, then the New Ordinance will not apply to such Residential Plat or Commercial Site Permit, as applicable.

     7.1P Erosion Controls. Temporary erosion and sedimentation controls complying with Section 1.4.0 of the City of Austin Environmental Criteria Manual ("Erosion Controls") will be erected on the Land in connection with development and construction on the Land. However, if at any time after the Effective Date, the City promulgates new criteria for Erosion Controls on a uniform basis throughout its planning jurisdiction (as defined in the Austin City Code), then erosion and sedimentation controls will be erected on the Land in accordance with such new criteria for site development permits, building permits, and other development and construction permits issued after the effective date of the revised criteria for temporary erosion and sedimentation controls.

     7.1Q Maintenance of Water Quality Controls

a. Maintenance Responsibility. The City intends to enter into an agreement ("Maintenance Agreement") with Barton Springs Edwards Aquifer Conservation District ("BSEACD"), Bear Lake PUD Community, Inc., Circle C Commercial Community, Inc., and any other applicable Association substantially in the form and content attached to this Agreement as Exhibit "Y". To the extent that modifications are necessary to the form of the Maintenance Agreement to effectuate the intent contemplated by this Agreement, the City Manager is authorized to negotiate those modifications with the parties thereto. Once a Facility has been approved by the City and the fiscal deposit required under
Section 25-8-234 of the Austin City Code for such Facility is released, BSEACD will be responsible for performance monitoring, maintenance and repair and remediation of each and every water quality control facility (each being herein called a "Facility") constructed on the Land by any person or entity, other than City, in connection with the development of the Land. As to any specific Facility, the Landowners of the Parcel(s) served by that Facility must pay for all costs incurred in connection with the performance monitoring, maintenance, repair and remediation of the Facility through assessments on those Parcel(s) which are secured by a lien on those Parcels.

          For any Facility constructed under a Commercial Site Permit a mandatory owners association (any such association being herein called an "Association"), and the Landowner(s) of the Parcel(s) served by the Facility will be jointly and severally responsible for such performance monitoring, maintenance, and repair and remediation should BSEACD not enter into the Maintenance Agreement, or the Maintenance Agreement is ever terminated for any reason including, without limitation, BSEACD's default under the Maintenance Agreement.

          For any Facility constructed under a Residential Plan (herein "Residential Facility"), an Association will be liable in the event the Maintenance Agreement is not entered into or the Maintenance Agreement is terminated for any reason. Should the responsible Association fail to maintain any Residential Facility, City may, at its option, and in addition to any and all other rights and remedies City may have in such event, require that the Residential Facility be dedicated to the City and, once accepted by the City, City shall be responsible for performance monitoring, maintenance, and repair and remediation of the Facility.

          The   City   will   be  responsible   for   performance
monitoring, maintenance, and repair and remediation of any Facility constructed on any Parcel by the City.

          b.    Certain  Definitions.     For  purposes  of  this
Section 7.1Q, (i) "performance monitoring" of any Facility means the monitoring of the Facility to ascertain whether the Facility is functioning in accordance with its approved design; (ii) "maintenance" of a Facility means taking the actions necessary to ensure that the Facility is in proper operating condition in accordance with its approved design; and (iii) "repair and remediation" of any Facility means the replacement or reconstruction of all or any portion of the Facility which is not in proper operating condition in accordance with its approved design. For purposes of this Agreement, the "owner of a Facility" will be deemed to be the Landowner(s) of the Parcel(s) served by such Facility, unless the Facility has been conveyed to, and accepted by, an Association in which event the Association will be the owner of the Facility. Should a Facility be conveyed to an Association that thereafter ceases to exist, ownership of the Facility will be deemed to have reverted back to the Landowner(s) of the Parcel(s) served by the Facility.

          c. Regulatory Authority and Operating Permits. The City retains its regulatory authority over each and every Facility constructed on the Land. The owner of each Facility constructed on the Land by a person or entity other than the City must have an annual Operating Permit (an "Operating Permit") issued for such Facility by the City pursuant to the procedures and requirements of Section 25-8-233 of the Austin City Code even if Section 25-8-233 does not require an annual Operating Permit for such Facility. An Operating Permit will not conflict with the terms and provisions of this Section 7.1Q.

          d. Additional Approval Requirements. As a condition to the City's final approval of any subdivision construction plans for single family or duplex residential lots (a "Residential Plan") or a site development permit for any other development (a "Commercial Site Permit"), the Landowner must:

               (i) provide City with evidence reasonably acceptable to the City that all of the Land comprising such Residential Plan or Commercial Site Permit has been irrevocably and perpetually subjected to and made part of an Association so that (a) an Association has the responsibility for performance monitoring, maintenance, and repair and remediation of each Facility to be constructed on such portion of the Land, and
                    (b) all of the Landowners of the portions of the Land served by a particular Facility are burdened with the responsibility for paying all costs incurred in connection with the performance monitoring, maintenance, and repair and remediation of the Facility through assessments by the Association which are secured by a lien to cover such costs,

               (ii) subject  the Parcel(s) covered thereby  to  a
                    restrictive covenant and easement in the form attached hereto as Exhibit "Z" ("Water Quality Controls RC"), or such other form as may be approved by the Director, executed by the applicable Landowner and Association. The Landowner must also cause any holder of a monetary lien on the Parcel subject to the Water Quality Controls RC (other than the lien for ad valorem taxes not yet due and payable) to subordinate, in writing, the lien to the Water Quality Controls RC, and

               (iii)      post a fiscal deposit with the City  in
                    the amount of the initial estimated annual maintenance costs for the Facility, as determined by the procedure set forth in this Section, by a cash deposit, performance bond or letter of credit. A fiscal deposit by performance bond or letter of credit will be in form customarily accepted by the City for satisfying fiscal security requirements set forth in Section 25-1-112 of the Austin City Code. CCLC may post fiscal deposits for maintenance costs from the Development Credit Bank in accordance with Section 12.4 of this Agreement. The fiscal deposit required in this Section 7.1Q for a Facility is in addition to the fiscal security required under Section 25-8-234 of the Austin City Code.

          e.    Water Quality Control Restrictive Covenants.  The
Water Quality Controls RC, among other provisions,:

               (i) requires that each Facility be maintained in accordance with the terms of its Operating Permit and the Modified Current Requirements,
               (ii) grants   an  easement  to  BSEACD   and   the
                    Association, as applicable, for the performance monitoring, maintenance, repair and remediation of each Facility covered thereby,
               (iii)     grants an easement to the City, as a co-
                    beneficiary of the Water Quality Controls RC, to inspect the performance monitoring, maintenance, repair and remediation of each such Facility and to exercise certain self-help remedies under the Water Quality Controls RC,
               (iv) allows   the   City  to  provide  performance
                    monitoring, maintenance, and repair and remediation of a Facility if it is not being maintained in accordance with the requirements of this Section, and
               (v) requires that the owner of the Facility maintain a fiscal deposit in the amount of the estimated annual maintenance costs with the City at all times.

          f. Cost Estimates for Initial Fiscal. The owner of each Facility will provide the Dedicated Review Team the initial estimated annual costs for the maintenance plan submitted in the initial application for an Operating Permit for that Facility. If Dedicated Review Team disagrees with the estimate it will inform the owner of such fact. In that event, Dedicated Review Team and the owner will attempt to resolve the discrepancy. If they cannot do so within fifteen (15) days, then the Dedicated Review Team and the owner will jointly select an independent third party civil engineer to review the proposed maintenance plan and develop an estimate of the initial annual maintenance costs for the Facility. If the Dedicated Review Team and the Landowner cannot agree on the engineer, then each will select an independent third party engineer and those engineers will select an independent third party engineer to perform the required review. The third party engineer's estimate of the annual maintenance costs will be binding on City and the owner of the Facility for determining the initial amount of the required fiscal deposit. Each of the engineers selected must be experienced in the design and operation of water control facilities. Each party will be responsible for its respective engineering costs and will split the costs for the engineer making the ultimate determination of the estimated annual maintenance costs.

          g. Continuing Fiscal. Each time an application for an Operating Permit for a Facility is filed with the City, the owner of the Facility will submit its estimate of the costs necessary to implement the maintenance plan contained in the permit application. If the Dedicated Review Team disagrees with the cost estimate for such maintenance, it will inform the owner of the Facility of such fact. If the Dedicated Review Team and the owner do not agree on the estimated costs within fifteen days, the dispute will be resolved in accordance with the procedure established for estimating the initial maintenance costs. The estimate of the annual maintenance costs will be binding on the City and the owner of the Facility for purposes of determining the amount of the fiscal deposit required for the annual period covered by the Operating Permit.

          h. City Approval. All provisions of any and all documents, including, without limitation, any declaration of restrictive covenants or other documents creating an Association or establishing the assessments contemplated by this Section, regarding the performance monitoring, maintenance, and repair and remediation of any Facility, and/or the assessments to pay costs incurred in connection therewith and/or liens to secure payment of such assessments must be approved by the City, which approval will not be unreasonably withheld or delayed, and the documents in which such provisions are contained must provide that any such provisions may not be modified, amended or terminated without the City's consent. The City hereby agrees that if a portion of the Land is subjected to, and made a part of, either (i) that certain Circle C Commercial Master Declaration of Covenants, Conditions, Restrictions and Easements recorded under Document No. 2002151143 of the Real Property Records of Travis County, Texas, or (ii) that certain Bear Lake PUD Master Declaration of Covenants, Conditions, Restrictions and Easements recorded under Document No. 2002151142 of the Real Property Records of Travis County, Texas and under Document No. 02022306 of the Real Property Records of Hays County, Texas, then such action will satisfy the requirement of Subsection 7.1Q(d)(i).

     7.1R Hill Country Conservancy Trust

     Within 180 days of the full execution of this Agreement, the City and CCLC will cause a trust to be formed under the name "Hill Country Conservancy Trust" to receive proceeds from assessments on certain commercial Landowners (as described below) to be used for (i) the acquisition and preservation of additional open space within or adjacent to the Edwards Aquifer Recharge Zone, as defined by the Austin City Code, (ii) regional watershed and habitat protection planning, (iii) environmental education programs and (iv) other purposes ancillary thereto (the "Conservancy Trust"). The Conservancy Trust will be governed by five trustees appointed as follows:

          1.One trustee will be appointed by the City.
          2.One trustee will be appointed by CCLC.
          3.    One trustee will be appointed by the Hill Country
          Conservancy, a Texas not for profit corporation.
          4.    One  trustee  will  be appointed  by  the  Barton
          Springs Edwards Aquifer Conservation District.
          5.One  trustee  will  be appointed  by  the  Wildflower
            Center.

     All  areas  of  the Land that are developed for  Office  Use
Category will be subject to a mandatory assessment (the "HCCT Assessment") administered by a commercial owners association (the "Commercial Owners Association") created pursuant to that certain Circle C Commercial Master Declaration of Covenants, Conditions, Restrictions and Easements recorded in Document No. 2002151143 of the Real Property Records of Travis County, Texas, (the "Commercial Properties Declaration"). No Parcel may be developed or used for Office use unless the City has been provided evidence reasonably satisfactory to the City that (i) such Parcel has been made irrevocably and perpetually subject to the Commercial Properties Declaration through the filing of a Notice of Applicability (as defined in the Commercial Properties Declaration), (ii) such Parcel is included within a "Development Area" and within an "Assessment Unit" (as such terms are defined in the Commercial Properties Declaration), and (iii) the Commercial Owners Association is in existence.

     The portions of the Land that are allocated Office Use Category Development Allocation from time to time will be subject to the HCCT Assessment pursuant to the terms of the Commercial Properties Declaration. The Commercial Properties Declaration includes the following terms with respect to the HCCT
Assessments:

     i.   The annual HCCT Assessment for all the Land will be (i)
          25 cents per year per $100.00 of building value used for Office, minus (ii) the Commercial Owners Association's costs for the relevant year incurred under the cost sharing agreement dated August 15, 2002 between the
          Commercial  Owners  Association  and  the   Circle   C.
          Homeowners    Association    for    street    landscape
          maintenance, with the deduction for such costs not to exceed $70,000.00 per year (with the $70,000.00 maximum deduction being escalated by 3% per year).

     ii. The HCCT Assessment for a particular Parcel will be levied no earlier than six months after an Office use occupant has commenced occupation of the building on that Parcel.

     iii. There will be prorations for (i) buildings with mixed use (i.e., Office and Retail) based on the Development
          Allocations for the Parcel upon which such building is located, and (ii) assessments for partial years.

     iv.  There  is  a  lien to secure the payment  of  the  HCCT
          Assessment obligation.

     v.   The   HCCT  Assessments  designated  for  funding   the
          Conservancy Trust will be paid by the Commercial Owners
          Association to the Conservancy Trust within 10 days of collection.

     vi.  The  City and the Conservancy Trust will have the right
          to    inspect   and   audit   the   Commercial   Owners
          Association's books and records with respect to the HCCT Assessments.

     vii. The provisions of the Commercial Properties Declaration
          affecting  the  HCCT  Assessments  cannot  be   amended
          without the prior written consent of the City and the Conservancy Trust.

     Any Landowner providing an Apportionment of Development Allocation or an Assignment of Development Allocation to the City under the terms of this Agreement in connection with the allocation or assignment of Office Use Category must at the same time provide a copy of that apportionment or assignment to the Commercial Owners Association and the Conservancy Trust. It will be the responsibility of that Landowner to determine the then current address of the Commercial Owners Association and the Conservancy Trust when providing that copy. The Conservancy Trust will file its current address for notices in the Real Property Records of Travis County, Texas.

     The document creating the Conservancy Trust will provide that in all literature, brochures and other advertising, the Conservancy Trust will credit Commercial Owners Association with funding the acquisition and preservation of property for open space preservation and the funding of education programs.

     7.1S Pipelines

a. Special Provisions Regarding Parcels Adjacent to the Longhorn Pipeline. Initial Parcels 102, 103 and 106 are encumbered by that certain pipeline currently located in easements granted to Humble Pipeline Co. and Exxon Pipeline Co. as described in instruments recorded in Volume 993, Page 355, Volume 994, Page 397, Volume 9263, Page 995, and Volume 9684, Page 844 of the Real Property Records of Travis County, Texas and commonly referred to as the "Longhorn Pipeline." It is anticipated that the Longhorn Pipeline will soon be transporting refined gasoline. Accordingly, in addition to all the other requirements in this Agreement for the construction of any structure on Parcels 102, 103, and 106, CCLC will file, concurrently with the submission of a site plan relating to such structure, a technical opinion from a qualified engineer (the "Report") that verifies that the proposed structure is designed to: (1) have at least a one hour fire rating for exposure from the Longhorn Pipeline and (2) allow persons one hour to evacuate the structure at its maximum occupancy loading. The Report will be submitted directly to the City of Austin Fire Department Chief (the "Chief"). The Chief may require the Report to be sealed by a professional engineer. The Report must take into consideration the structure's proximity to the Longhorn Pipeline in determining whether the proposed structure meets the one-hour fire rating and one-hour evacuation criteria set forth above. The Chief may in his discretion require, to the extent such setbacks are not already reflected on the site plan the structure, the following building setbacks for the structure:

               (i) a set back of up to 200 feet from the center of the Longhorn Pipeline on Parcel 103,

               (ii) a setback of up to 150 feet from the center of the Longhorn Pipeline on Parcel 106, and

               (iii) up to 50 feet on either side of the center of the Longhorn Pipeline on Parcel 102.

These setbacks that may be required by the Chief are building setbacks only and, for example, do not apply to parking lots, drives, sidewalks, landscaping improvements, entrance improvements, fencing or lighting facilities. If the Chief requires a setback of 175 feet or more on Parcel 103, CCLC shall be allowed to develop three story structures beginning at the setback line.

b. Other Pipelines on the Land. In connection with the submission of a site plan for any structure proposed to be constructed within 400 feet of any other pipeline located on the Land, the applicable Landowner must deliver to the Chief a Report that verifies the structure's ability to meet the one hour fire rating with respect to exposure from the pipeline and the one hour evacuation criteria set forth above, both taking into account the presence of the existing pipeline as then currently used on the date of the submission.

c.    Impact  of Future Pipeline Ordinance.  If within  30  years from and after the Effective Date the City passes an ordinance regulating development near pipelines, then the Land will be treated as if it was already in a developed condition as of the effective date of any such ordinance (a "Pipeline Ordinance"). Any Pipeline Ordinance passed by the City must apply uniformly throughout the planning jurisdiction of the City. If a Pipeline Ordinance is passed and (i) a court of competent jurisdiction renders a Judgment to the effect that treating the Land as if it were already developed is invalid, or (ii) if the City takes the position in writing that treating a Parcel as if it were already developed is invalid or otherwise denies a permit application on that basis, or (iii) the Pipeline Ordinance, by its terms, adversely impacts property covered by the ordinance that is already in a developed condition, then an affected Landowner may request a variance for a Parcel from the Pipeline Ordinance from the Chief. For these purposes, the Chief is authorized to grant variances and waivers from any Pipeline Ordinance covering the Land as the Chief may elect to grant without review by any City board, commission, or council. In determining whether to grant waivers or variances from any Pipeline Ordinance, the Chief will base his decision only on whether the proposed structure for the affected Parcel is designed to: (1) have at least a one hour fire rating for exposure from any existing pipeline affecting the Parcel as such pipeline is then currently being used, and (2) allow persons one hour to evacuate the structure at its maximum occupancy loading taking into account the existing pipeline affecting the Parcel as such pipeline is then currently being used.

d. Dispute Resolution Regarding Decisions of the Chief. If the Chief (i) refuses to accept a Report or (ii) the affected Landowner believes that the proposed construction design, materials,  or  requirements being imposed to  gain  the  Chief's acceptance of a Report are disproportionately and unreasonably burdensome given the benefits received from the proposed construction, or (iii) the Chief denies a requested waiver or variance pursuant to Section 7.1S(c) above, then the affected Landowner may by written notice to the City Manager, appeal the decision or position of the Chief to the City Manager (the
"Appeal"). In the event of an Appeal, the City Manager will facilitate a conference between the Chief and affected Landowner in an attempt to resolve the dispute.



7.2  MISCELLANEOUS    DEVELOPMENT   APPROVALS,   STANDARDS    AND
     AGREEMENTS.

     For the purposes of the development of the Land, the following standards and agreements are approved as part of this
Agreement:

     7.2A. City Fees. The fees charged by the City for development applications, reviews and approvals required from time to time in connection with the development of any portion of the Land in compliance with applicable law and this Agreement, the Constituent Documents or the Austin City Code shall not exceed the fees then set forth on the City's standard fee schedules applicable to other persons who are not parties to this Agreement and, except as expressly set forth herein, no special fees will be imposed by the City for administering the terms of this Agreement or the Constituent Documents.

     7.2B. Certain Director Approved Variances and Waivers. The Director ("Director") of the Watershed Protection and Development Review Department, or its successor department, is authorized to grant variances or waivers as the Director may elect to grant, without review by any City board, commission or council, from any Austin City Code requirements otherwise regulating or affecting the following:

     (i) cut and fill for screening berms six feet (6') or less in height on Parcel 110; provided there is no classified waterway (as defined in Section 25-8-91 of the Austin City Code) within one hundred feet (100') of the boundaries of the area for which the variance is sought; and

     (ii) construction of driveways, buildings and residences on slopes of up to twenty-five percent (25%) on Parcels 101, 102 and 115; provided structural stabilizations acceptable to the Director are contained within the lot on which such improvements are constructed.

Any facility for which a variance or waiver is granted hereunder must otherwise be constructed in accordance with the Modified
Current Requirements.

     7.2C.     Water Quality Control Ponds.

     Water quality control ponds to be constructed on the Land are hereby granted a variance from Sections 25-8-341 and 25-8-342 of the Austin City Code and any other applicable section of the Austin City Code to permit cut and fill that does not exceed eight feet (8'); provided there is no classified waterway (as defined  in  Section 25-8-91 of the Austin City Code) within  one hundred feet (100') of the boundaries of the area for which the variance is sought. Any such water quality pond must otherwise be constructed in accordance with the Modified Current Requirements. Any requested cut and fill variance for a water quality pond in excess of eight feet (8') will only be granted in compliance with the applicable variance procedures of the Austin City Code.


     7.2D.     Roads Across Critical Water Quality Zones.

     A  variance from the Austin City Code is hereby granted for:
(i) a single crossing by a roadway or driveway on Parcel 110 over the tributary extending eastward from Parcel 109 classified as a Critical Water Quality Zone under Section 25-8-92 of the Austin City Code, and (ii) a single crossing by a roadway or driveway on Parcel 115 over any portion of Parcel 115 classified as a Critical Water Quality Zone. The requirements of Section 7.1I do not apply to the crossings permitted by this Section 7.2D. Any such roadway or driveway subject to the variance must otherwise be constructed in accordance with the Modified Current Requirements.


     7.2E.     Roads.

     The following will apply with regard to roadways platted and/or constructed by any of the Landowners on the Land:

     a. Upon approval from the provider of fire protection and emergency medical services stating no objection to the contrary for proposed roadway facilities, the Watershed Protection and Development Review Department of the City, or its successor department, will grant administrative waivers without review by any City board, commission or council to the Austin City Code that otherwise prohibit block lengths exceeding the limitations in Sections 25-4-152 and 25-4-153 of the Austin City Code with respect to Parcels 101, 102, 103, 108, 110 and 115 only;

     b. Any private street developed on the Land will be treated as a "roadway" for purposes of Sections 25-8-341 and 25-8-342 of the Austin City Code and any lot fronting a private street will be deemed to be in compliance with Section 25-4-171(A) of the Austin City Code so long as the private street upon which the lot fronts complies with all Modified Current Requirements which would apply to such street had it been a public road; and

     c. Alternate urban street standards under Section 25-6-171 of the Austin City Code (as such standards may have been modified by the terms of this Agreement) will be permitted on the Land; and

     d. With regard to Parcel 103, CCLC will request, and the City will consider, allowing that portion of Escarpment Boulevard that bisects Parcel 103 to be constructed as a four lane roadway with an asymmetric median and bicycle lane(s).

     e. The restriction in the definition of "Site" in Section 25-1-21(98) of the Austin City Code prohibiting a Site from crossing a public street or right-of-way does not apply to Parcels 101, 103, and 110 for all purposes under the Austin City Code.



     7.2F.     Park Land Dedication.

     Should any subdivider of all or any portion of the Land be obligated to dedicate park land pursuant to Section 25-4-211 of the Austin City Code in connection with such subdivision, such subdivider will have the option of either dedicating such park land in accordance with Section 25-4-211 of the Austin City Code or paying the park land dedication fee in lieu of making such dedication in an amount as provided in Section 25-4-211 of the Austin City Code. If such subdivider elects to pay such fee rather than dedicate such park land, Development Credit Bank funds may be used to pay such fees.


     7.2G.      Platting Waived With Respect to Certain Transfers
to the City, Circle C HOA, and the Wildflower Center.

     The City hereby waives, and grants to CCLC an exemption from, platting requirements with regard to the initial conveyance of Parcels 104 and 105, the Parcel 102 Dedication Tract and the right-of-way described in the South Bay Extension Dedication Deed to the City, the initial conveyance of Parcel 109 to Circle C Homeowners Association, and the initial conveyance of Parcels 111, 112 and 113 to the Wildflower Center.

     7.2H.     Traffic Improvements.

     CCLC agrees to construct the traffic improvements reflected on Exhibit "N" in accordance with the time schedule set forth on Exhibit "N" and agrees to post and maintain fiscal deposits in the amount of the Estimated Costs for each traffic improvement in accordance with the schedule set forth on Exhibit "N". Fiscal deposits for traffic improvements may be posted from the Development Credit Bank in accordance with Section 12.4 of this Agreement. A fiscal deposit posted with the City for a traffic improvement will be released by the City when the traffic improvement has been completed by CCLC and accepted by the City. If a traffic improvement has not been completed in accordance with the time schedule set forth on Exhibit "N", the City will give CCLC a written notice specifying the failure and giving CCLC a 30 day opportunity to cure such failure. If such failure cannot reasonably be cured within 30 days, such 30 day period will be extended so long as CCLC commences to cure the failure within the initial 30 day period and thereafter diligently pursues such cure to completion. If CCLC fails to cure a failure to construct a traffic improvement after the notice and opportunity to cure in this paragraph, then the City may cure such failure and draw the fiscal deposit posted by CCLC for such traffic improvements to reimburse the City its actual costs for curing the failure. Any remaining amount in such fiscal deposit after the completion of a traffic improvement by the City will be released.

     Accordingly, no traffic impact analysis will be required to be performed and no further off-site traffic improvements or facilities will be required by the City to be constructed in connection with the development of the Land in accordance with this Agreement and the Conservation Easement; provided, however that the waivers of traffic impact analysis requirements and any further requirements to construct off-site traffic improvements or facilities will not apply during the continuance of any default by CCLC of its obligations to construct such traffic improvements, and/or post and maintain the requisite fiscal deposits, in accordance with the time schedule set forth on Exhibit "N". Any such default with respect to a particular traffic improvement will be treated as having been cured when such traffic improvement is completed by CCLC. CCLC's obligation to construct the traffic improvements as described on Exhibit "N" is a personal obligation of CCLC and will not run with the Land.

     Exhibit "N" includes cost estimates for the warrant study, if applicable, and the design and construction of the various traffic improvements set forth thereon (each referred to as the "Estimated Costs"). If the actual costs of such items at the time of design and construction thereof exceed the Estimated Costs, CCLC will pay all associated cost increases it incurs in the design and construction of such improvements at the time of construction.

     At any time on or after January 1, 2010 and before all of the traffic signals identified as items 1, 2 and 3 on Exhibit "N" are warranted, the City may notify CCLC by one or more written notices that the City has determined that a traffic signal is warranted, and has decided to design and construct a traffic signal (an "Alternate Traffic Signal"), at one or more of the following alternative locations:

       * Escarpment Boulevard and Davis;
       * Escarpment Boulevard and South Bay Road;
       * Dahlgren and LaCrosse;
       * Norman/Bremner and Slaughter Lane; and/or
       * Sendera Mesa and Slaughter Lane.

     After the City gives CCLC such a written notice, the City may design and construct an Alternate Traffic Signal at the location named in the notice. In such event, CCLC will make available the remaining Estimated Costs for one of the traffic signals identified as items 1, 2 or 3 on Exhibit "N" which is not then warranted, as selected by CCLC, to reimburse the City for its design and construction costs for the Alternative Traffic Signal identified in such written notice from the City to CCLC. The Estimated Costs available for reimbursement to the City from the relevant item (i.e., item 1, 2 or 3 on Exhibit "N" as selected by CCLC as provided above) will be reduced by any amounts expended specifically for that item by CCLC for a warrant study and the design of the relevant traffic improvements. CCLC will reimburse the City for each Alternative Traffic Signal within 30 days after the date the City notifies CCLC in writing that such facilities have been completed, provided that such reimbursement will be limited to the amount of the available Estimated Costs as provided above. The associated fiscal deposit for such traffic improvement will be released by the City contemporaneously with such payment. The City will pay for any additional costs related to the applicable Alternative Traffic Signal.

     A traffic signal will be considered to be "warranted" if a warrant study conducted in accordance with the warranty study guidelines of the applicable governmental authority with jurisdiction has been provided to the City, and such study indicates that such traffic signal is warranted.


     7.2I.     Dedicated Review Team.

     The City will establish and maintain throughout the term of this Agreement a dedicated permit review team in the Watershed
Protection and Development Review Department, or its successor department, who will be responsible for the review, processing and approval of all subdivision plats, site development permits, and all other permits for development within the Land which are normally processed by the Watershed Protection and Development Review Department (or its successor department(s)) (the "Dedicated Review Team"). The foregoing notwithstanding, the Dedicated Review Team will not be responsible for the review, processing and approval of single family residential building permits.

     The Dedicated Review Team will be familiar with the terms and provisions of this Agreement and the Conservation Easement and other issues particular to CCLC and, accordingly, will be in a position to more efficiently process and expedite applications for permits, subdivision plat approvals and site development permit approvals for projects within the Land. The initial Dedicated Review Team will be designated to CCLC by the City Manager in writing within 30 days after the date of this Agreement. The City will notify CCLC in writing of any changes in the Dedicated Review Team as changes occur from time to time.


     7.2J.     Stormwater Detention.

     Upon completion of the Circle C South Detention Structure constructed under Site Development Permit No. SP-92-0179D and acceptance of those facilities by the City ("South Pond"), no additional on-site storm water detention or payment of regional detention fees will be required for development on those portions of the Land located within the drainage basins served by South Pond. The City acknowledges that South Pond is properly sized to provide adequate storm water detention for the development of those portions of the Land within the drainage basins served by South Pond in accordance with this Agreement and the Conservation Easement.

     The City acknowledges that the Circle C Phase B Section 1 North Dam Rough Cut and Circle C Ranch Phb (Phase One) North Dam constructed under permit numbers 86-11-4875 and 86-08-4826 ("North Pond") are complete and have been accepted by the City. Accordingly, no additional on-site storm water detention or payment of regional detention fees will be required for development on those portions of the Land located within the drainage basins served by North Pond. The City acknowledges that North Pond is properly sized to provide adequate storm water development for the development of those portions of the Land within the drainage basins served by North Pond in accordance with this Agreement and the Conservation Easement.


7.3  AUSTIN CITY CODE AMENDMENT.

     This Agreement is approved by ordinance of the Austin City Council and the ordinance adopting this Agreement is an amendment to the Austin City Code to the extent necessary to give effect to this Agreement. It is specifically acknowledged that all processes required for the enactment of such ordinances have been duly observed. To the extent any of the Land is made subject to the requirements and limitations contained in the SOS Ordinance by this Development Agreement and/or the Conservation Easement, it is acknowledged and agreed that CCLC has agreed to subject such portion of the Land to such requirements and limitations contained in the SOS Ordinance as a settlement of the Controversy.


                              VIII.
         WILDFLOWER CENTER AND GREEN BUILDING AGREEMENT

8.1  DEDICATIONS.

     Contemporaneously with the approval by the City Council of the City and the full execution of this Agreement, CCLC is dedicating Parcels 111, 112, and 113 to the Lady Bird Johnson Wildflower Center ("Wildflower Center") in accordance with that certain Dedication Deed from CCLC to the Wildflower Center ("Wildflower Dedication Deed"). All allowable Impervious Cover derived from Parcels 111, 112 and 113 is retained by CCLC and is allocable for development permitted by this Agreement and the Conservation Easement (i.e., such dedication does not include any allocation of Allowable Impervious Cover). Such dedication will be specifically subject to easements for hike and bike trails and water quality controls and related facilities for the benefit of the City. Such dedication will be free and clear of liens other than liens for ad valorem taxes not yet due and payable and the land conveyed must not have been made subject to the Commercial Properties Declaration. Any Option Tracts which are made part of Parcel 113 pursuant to Section 2.3C of this Agreement will be conveyed to the Wildflower Center at the time they are included in the Land by a deed in the same form as the Wildflower Dedication Deed and subject to such easements.


8.2  GREEN BUILDING AGREEMENT.

     Contemporaneously with the full execution of this Agreement, CCLC, at the request of the Wildflower Center, is subjecting the Land to certain building standards agreed upon between CCLC and the Wildflower Center ("Green Building Agreement"). The Green Building Agreement provides that a structure constructed on any portion of the Land must meet certain green building standards. Accordingly, the City will not issue a building permit until it receives a certification as, and to the extent, required by the Green Building Agreement. If there is any conflict, as determined by the City, between the Austin City Code and the green building standards set forth in the Green Building Agreement, then standards and terms of the Austin City Code will govern and supercede the conflicting provisions of the green building standards.


                               IX.
          CONVEYANCES TO THE CITY AND THE CIRCLE C HOA

9.1  CONVEYANCES OF PARCELS 104, 105 AND 109.

     Contemporaneously with the approval by the City Council of the City and the full execution of this Agreement, CCLC is conveying Parcels 104 and 105 to the City and Parcel 109 to the Circle C HOA, in accordance with those certain deeds of even date herewith ("City Deeds") for use as open space. Such conveyances will be free and clear of liens other than liens for ad valorem taxes not yet due and payable, and the land conveyed must not have been made subject to the Commercial Properties Declaration. In connection with such conveyances and the conveyance contemplated in Section 9.2 below, a utility easement adjoining and parallel to Slaughter Lane, and a hike and bike trail easement over Parcels 104 and 105 is being conveyed to the City, a hike and bike trail and vehicular ingress and egress easement is being conveyed over the Parcel 102 Dedication Tract, and a water quality controls and related facilities easement over Parcel 109 is being conveyed to the City ("City Easements"). All allowable Impervious Cover derived from Parcels 104, 105 and 109 is retained by CCLC and is allocable for development permitted by this Agreement and the Conservation Easement (i.e., such conveyances do not include any allocation of Allowable Impervious Cover).

9.2  PARCEL 102.

     Contemporaneously with the approval by the City Council of the City and the full execution of this Agreement, CCLC is conveying that portion of Parcel 102 described on Exhibit "X" attached hereto ("Parcel 102 Dedication Tract") to the City free and clear of liens other than liens for ad valorem taxes not yet due and payable, and the land conveyed must not have been made subject to the Commercial Properties Declaration. Allowable Impervious Cover derived from the Parcel 102 Dedication Tract is retained by CCLC and is allocable for development permitted by this Agreement and the Conservation Easement (i.e., such conveyance does not include any allocation of Allowable Impervious Cover).


                               X.
            CIRCLE C HOMEOWNERS ASSOCIATION AGREEMENT

     CCLC and the Circle C Homeowners Association, Inc. ("Circle C HOA") are entering into certain agreements (the "Circle C HOA Agreements") which address certain deed restrictions, owners associations and related matters affecting the development of the Land, and which include, among other restrictions, landscaping restrictions, including a list of permissible and impermissible vegetation for landscaping on the Land.


                               XI.
                        AISD SCHOOL SITES

     CCLC and the Austin Independent School District ("AISD") are contemplating entering into that certain Sale and Dedication Agreement ("AISD Agreement") pursuant to which CCLC agrees to (i) donate a site for the construction of a planned elementary school within Parcel 115, and (ii) grant AISD an option to purchase a site within Parcel 101 at its fair market value for the construction of a secondary school.

                              XII.
             CONSIDERATION FOR DENSITY REDUCTION AND
                 CERTAIN LAND PURCHASES BY CITY



12.1 CREDIT BANKS.

     In consideration of the execution of this Agreement and the Conservation Easement and CCLC's agreements set forth herein and therein, the City hereby grants to CCLC two accounts of credits (collectively, "Credit Banks") from the City for certain uses as set forth herein in the total amount of Fifteen Million and 00/100 Dollars ($15,000,000.00). Any interest accrual on the Credit Banks will accrue to the benefit of the City. In addition, any remaining balance in the Credit Banks on the date which is 30 years after the Effective Date will be released to the City and will not be available hereunder. The City will maintain records reflecting the availability of, and balance, of the Credit Banks.


12.2 USES OF THE CREDIT BANKS.

     12.2A. W/WW Utility Credit Bank. The City hereby grants to CCLC an account of credits ("W/WW Utility Credit Bank") in the amount of Eight Million One Hundred Thousand and 00/100 Dollars ($8,100,000.00). Subject to certain limitations on the use of the Credit Banks set forth below, CCLC or any Permitted Transferee may, by written notice to the City in the form attached hereto as Exhibit "O" ("City Fees Notice") use the W/WW Utility Credit Bank to pay the City (including the City of Austin Water and Wastewater Utility Department) for any of the following (collectively, "W/WW Utility Fees"):

          1.   Capital  Recovery  Fees for Water  and  Wastewater
               Service.
          2.   Tap Fees for Water and Wastewater Service.
          3. Cost Reimbursement for the Water Service Extensions described in Article XIII of this Agreement in an amount not to exceed $3,600,000.00.
          4. Any other City of Austin Water and Wastewater Utility Department, or its successor department's, fees or charges related to water and/or wastewater service within the corporate or extraterritorial limits of the City.

The  W/WW  Utility  Fees and other permitted uses  for  the  W/WW
Utility  Credit Bank referenced in Sections 12.2A, 12.3 and  12.4 and Article XIII below are sometimes collectively referred to herein as the "W/WW Utility Credit Bank Uses".

     12.2B. Development Credit Bank. The City hereby grants to CCLC an account of credits ("Development Credit Bank") in the amount of Six Million Nine Hundred Thousand and 00/100 Dollars ($6,900,000.00). Subject to certain limitations on the use of the Credit Banks as set forth below, CCLC or any Permitted Transferee may, by a City Fees Notice, use the Development Credit Bank to pay the City (including Austin Energy) for any of the following (collectively, "Development Fees"):

          1.   Stormwater Detention Fees.
          2.   Parkland  Dedication Fees (except  as  limited  in
               Section 12.3).
          3.   Subdivision Application Fees.
          4. Re-Zoning Application Fees (except for the Circle C Zoning referenced in Section 4.1 above).
          5.   Site Plan Fees.
          6. Electric Meter and Other Electric Fees including Capital Recovery Fees.
          7.   Development Inspection Fees.
          8. Any other City fees or charges (other than fees or charges of the City of Austin Water and Wastewater Utility Department, or its successor department) related to the development activities within the corporate or extraterritorial limits of the City.

     The Development Fees and other permitted uses for the Development Credit Bank referenced in Sections 12.2B, 12.3,
     12.4, and 12.5 below are sometimes collectively referred to herein as the "Development Credit Bank Uses".

     12.2C. Permitted Credit Bank Users. The Credit Banks may only be used for W/WW Utility Credit Bank Uses and Development Credit Bank Uses by (i) CCLC or any Permitted Transferee in connection with developing any portion of the Land, (ii) CCLC or any Permitted Transferee in connection with developing any land in the Desired Development Zone as defined in the Austin City Code (the "DDZ"), and/or (iii) CCLC or any CCLC Affiliate in connection with developing any portion of the property described in the following instruments:

          (a) that certain Deed of Trust (Lantana) recorded under Document No. 1999158707 of the Real Property
          Records of Travis County, Texas,

          (b) that certain Deed of Trust (Barton Creek) recorded under Document No. 199915870 of the Real Property
          Records of Travis County, Texas,

          (c) that certain Deed of Trust (Austin 290) recorded under Document No. 1999158711 of the Real Property
          Records of Travis County, Texas, and

          (d) that certain Deed of Trust (Escala) recorded under Document No.2002038536 of the Real Property Records of
          Travis County, Texas.



12.3 CREDIT BANK TRANSFERS.

     It is understood and agreed that the Credit Banks are personal to CCLC and do not run with the Land absent a specific written transfer of all or part of the W/WW Utility Credit Bank or Development Credit Bank executed and delivered in accordance with this paragraph. By written notice from CCLC to the City in the form attached hereto as Exhibit "P" ("Transfer Notice"), CCLC may, from time to time, transfer all or part of the Credit Banks to any of the following transferees ("Permitted Transferee"):
(i) any successor Landowner of all or part of the Land, (ii) any person who controls, is controlled by or is under common control with CCLC ("CCLC Affiliate"), and/or (iii) any land developer or user with a proposed development located in the DDZ ("DDZ Transferee"). The City agrees to honor a Transfer Notice complying with the forgoing upon receipt of same.

     No more than $1,500,000.00 in the aggregate per Year from the Credit Banks may be used for development in the DDZ and no amounts from the Credit Banks may be used to pay park land dedication fees incurred in connection with development of any land in the DDZ. "Year" means the City's fiscal year of October 1 to September 30 annually for purposes of this Article XII. The first partial Year will be pro-rated from the Effective Date of this Agreement through September 30, 2002. There is no annual limit to the amount that CCLC, its Permitted Transferees, or CCLC Affiliates may use from the Credit Banks on the Land. There is no annual limit to the amount that CCLC or CCLC Affiliates may spend on the properties referenced in Section 12.2C(iii)(a), (b),
(c), and (d) above.


12.4 FISCAL DEPOSITS.

     CCLC may, from time to time, upon specific written notice to the City in the form attached hereto as Exhibit "Q" ("Fiscal Notice"), designate a portion of the then remaining Credit Banks as a fiscal deposit required by the Modified Current Requirements related to the development of any portion of the Land ("Credit Bank Fiscal Deposit"). Such Credit Bank Fiscal Deposit will serve as the fiscal deposit which would otherwise be required by the Modified Current Requirements.

     Fiscal  deposits  required by the City of Austin  Water  and
Wastewater Utility Department must be allocated from the available balance of the W/WW Utility Credit Bank and all other fiscal deposit requirements of the City (including those of
Austin Energy, if any) must be allocated from the available balance of the Development Credit Bank. A Credit Bank Fiscal
Deposit is limited to the amount then remaining in either the W/WW Utility Credit Bank or Development Credit Bank, as applicable, for use by CCLC.

     During the time a Credit Bank Fiscal Deposit is designated by a Fiscal Notice to satisfy a fiscal posting requirement under the Modified Current Requirements, the amount of such Credit Bank Fiscal Deposit will be unavailable under the W/WW Utility Credit Bank or Development Credit Bank, as applicable, for other W/WW Utility Credit Bank Uses or Development Credit Bank Uses, as applicable, until such time as the City releases the Credit Bank Fiscal Deposit in accordance with the Modified Current Requirements that would otherwise be applicable to a posting of fiscal security. When a Credit Bank Fiscal Deposit, or portion thereof, is so released by the City, the associated portion of the W/WW Utility Credit Bank or Development Credit Bank, as applicable, will again be available for all W/WW Utility Credit Bank Uses or Development Credit Bank Uses, as applicable, including a subsequent Credit Bank Fiscal Deposit.

12.5 CHILLER FACILITY

     The City and CCLC or any CCLC Affiliate may, at their discretion, enter into an agreement to design and construct a "chiller" facility to serve office development on the Land. In the event such an agreement is reached for the City to design and/or construct such a chiller facility, CCLC may draw upon the Development Credit Bank in an amount not to exceed $1,500,000.00 to reimburse the City for the City's costs for such design and/or construction in accordance with the terms of such agreement.


12.6 CONSTRUCTION OF EXTENSION OF SOUTH BAY ROAD.

     On  or  before 120 days after the Effective Date,  the  City agrees to purchase from CCLC for the purchase price of $371,000.00 right-of-way, in fee simple, an easement for drainage and water quality controls and related facilities and Allowable Impervious Cover for an extension of South Bay Road ("South Bay Extension"). Such right-of-way, easement and Allowable Impervious Cover are described in the form of deed therefor attached as Exhibit "R" ("South Bay Extension Dedication Deed"). Title to be conveyed to the City must be free and clear of liens, and free and clear of any easements, restrictions or other encumbrances that would unreasonably limit the construction of the South Bay Extension, and the land conveyed must not have been made subject to the Commercial Properties Declaration. Accordingly, the status of title must be confirmed prior to closing by a title commitment or title report from a title company reasonably acceptable to the City.

     CCLC,  conditioned  on  such purchase  and  sale  occurring, agrees to design and construct the portion of the South Bay Extension described on Exhibit "S" attached hereto in accordance with the specifications described on Exhibit "S". Upon the completion by CCLC and approval by the City of such portion of the South Bay Extension, which approval is not to be unreasonably withheld or delayed by the City, such portion of the South Bay Extension will be considered sufficient to fulfill public road access requirements for the full development of Parcel 110 in accordance with this Agreement and the Conservation Easement without the requirement of any additional traffic improvements or facilities to be constructed by CCLC other than internal roadway improvements on Parcel 110.

     If the final plans and specifications for such portion of the South Bay Extension, as approved by the City, do not require all of the area covered by the easement for drainage and water quality controls and related facilities, any excess easement area not required for those facilities will be promptly released by the City upon the written request of CCLC.


12.7 FIRE STATION SITE.

     Within 15 days of the date of this Agreement, the City will purchase that certain fire station site ("Fire Station Site"), described in the Fire Station Deed attached hereto as Exhibit "T", together with any utility and/or drainage and water quality controls and related facilities easements described in Exhibit "T" necessary to develop the Fire Station Site as a fire station, from CCLC for, and in consideration of, the payment by the City to CCLC the lump sum of $679,000.00 payable in cash or other immediately available funds contemporaneously with the delivery of the Fire Station Deed. Title to the Fire Station Site to be conveyed to the City must be free and clear of liens, and free and clear of any easements, restrictions or other encumbrances that would unreasonably limit the City's ability to construct a fire station on the Fire Station Site as confirmed prior to closing by a title commitment or title report from a title company reasonably acceptable to the City, and the land conveyed must not have been made subject to the Commercial Properties Declaration. In addition, the City may designate reasonably necessary lateral support easements for a sidewalk along Escarpment Boulevard from the Fire Station Site to State Highway 45 within one (1) year after the Effective Date and CCLC will grant such lateral support easements by separate instrument in form reasonably satisfactory to the Parties. Any owner's policy of title insurance to insure title to the Fire Station Site will be at the City's sole cost and expense. In addition, the City will pay the recording fee for the Fire Station Deed and all other customary closing costs.

     The Parties agree that contemporaneously with the execution and delivery of the Fire Station Deed, CCLC will allocate to the Fire Station Site Allowable Impervious Cover (as defined in, and pursuant to the procedure set forth in, the Conservation Easement) equal to 15% of the Net Site Area of the Fire Station Site. Any excess in such Allowable Impervious Cover over the Allowable Impervious Cover shown on the approved Site Development Permit for the Fire Station Site will be assigned by the City to a Parcel designated by CCLC provided that such assignment is otherwise in compliance with the terms of the Conservation Easement. It is agreed that the Fire Station Site does not require any Development Allocation in order to develop and construct a fire station thereon.

     In the event CCLC causes Parcel 110 to participate in the Balcones Canyonland Plan established pursuant to the regional habitat conservation plan known as the Balcones Canyonland Conservation Plan - Shared Vision, U.S. Fish & Wildlife Service Permit No. PRT-788841, the Fire Station Site will be included under the applicable participation certificate for Parcel 110 at no cost to the City if the City joins in the related participation agreement.

                              XIII.
     INTERCONNECTION OF WATER AND WASTEWATER SERVICE

     The Parties acknowledge that the Land is located wholly within the Utility Service Area and Impact Fee Service Area of the City's Water and Wastewater Utility. In order to obtain City water and wastewater services for the Land, CCLC filed its written application with the Director of the City's Water and Wastewater Utility ("Water Director") for approval of those water and wastewater utility service extensions necessary to connect the Land to existing City water and wastewater facilities to service development proposed to be constructed within the Land under this Agreement.

     13.1. Required Water Service Extensions. In order to extend City water service to the Land, the Water Director determined in Water Service Extension Request No. 2189 ("SER No. 2189") that the extension of City water service to the Land will require the water improvements in the Southwest A and Southwest B Pressure Zones described in SER No. 2189 (collectively,"Water Service Extensions") and such water service is conditioned upon such improvements being made. A true copy of SER No. 2189 is attached hereto as Exhibit "U-1" and incorporated by reference for all purposes. Contemporaneously with the execution of this Agreement, CCLC and the City are entering into a cost reimbursement agreement concerning the construction of the Water Service Extensions by CCLC ("Cost Reimbursement Agreement").

     13.1A. Improvements Required for Extension of Water Service to Parcel 110 (West Portion Along State Highway 45): The Water Service Extensions include the construction of approximately 3,200 linear feet of 16-inch SWB water main from a point of connection to the existing 16-inch SWB water main at the southern end of Escarpment Boulevard south along the proposed extension of Escarpment Boulevard to State Highway 45 (the "Escarpment Segment"), then west along State Highway 45 to the existing to the existing 16-inch SWB water main in Spruce Canyon Drive and State Highway 45 (the "Spruce Canyon Segment"). However, the design and construction of the Spruce Canyon Segment may be delayed by CCLC for a period of up to seven (7) years from the date of completion and final acceptance of the Escarpment Segment provided that CCLC agrees to unconditionally limit development on that portion of Parcel 110 described on Exhibit "U" attached hereto to 10 living unit equivalents of water service, until such time as the Mid-Tex Service Extensions or the Spruce Canyon Segment is completed and accepted by the City, except that the fire station contemplated to be constructed by the City on the Fire Station Site will not be included in the 10 living unit equivalents limitation.


     As of the Effective Date, the amount of $350,000 out of the Debited Amount set aside out of CCLC's available balance in the W/WW Utility Credit Bank to offset the reimbursement of the cost of the Water Service Extensions (which is the estimated cost of the Spruce Canyon Segment) shall be deemed allocated and encumbered for the Spruce Canyon Segment (the "Spruce Canyon Segment Allocation") and may not be used by CCLC for any other purpose or to offset any other expense unless and until released by the City.

     If CCLC so delays construction of the Spruce Canyon Segment and if the water service extensions required to provide wholesale water service to the Mid-Tex Utilities, Inc. service area, as identified in the Wholesale Water Service Agreement entered into between the City and Mid-Tex Utilities, Inc. ("Mid-Tex Service Extensions") are constructed before the expiration of the seven
(7) year period described above, then CCLC shall not be required to construct the Spruce Canyon Segment and the Spruce Canyon Segment Allocation will be released by the City to the W/WW Credit Bank. If CCLC delays construction of the Spruce Canyon Segment and if the Mid-Tex Service Extensions are not constructed on before the expiration of the seven (7) year period referenced above and if the Spruce Canyon Segment is not otherwise constructed in the seven (7) year period, then CCLC will commence the design of the Spruce Canyon Segment within 120 days from the expiration of the seven (7) year period described above and will commence construction of the Spruce Canyon Segment within 90 days from the date of City approval of the construction plans and the issuance of any necessary City permits for the work and will complete the same within one year thereafter.

     In  the  event that CCLC is required to construct the Spruce
Canyon Segment, CCLC will receive cost reimbursement from the City for the Spruce Canyon Segment in accordance with the Cost
Reimbursement Agreement.

     13.2. Required Wastewater Service Extensions. In order to extend City wastewater service to the Land, the Water Director determined in Wastewater Service Extension Request No. 2190 ("SER No. 2190") that the extension of City wastewater service to the Land will require the following wastewater improvements in the Slaughter Creek and Bear Creek drainage basins which shall be designed and constructed by CCLC at its sole cost without reimbursement from the City (collectively the "Wastewater Service Extensions") and such wastewater service is conditioned on such improvements being made:

     13.2A. Improvements Required For Extension of Wastewater Service to Parcel 103: Construction of approximately 650 linear feet of 8-inch gravity wastewater line extending from the existing 36-inch gravity wastewater line south of West Slaughter Lane north to the subject Parcel;

     13.2B. Improvements Required for Extension of Wastewater Service to Parcel 106: Construction of approximately 1,200 linear feet of 8-inch gravity wastewater line extending from the existing 36-inch gravity wastewater line south of West Slaughter Lane north to the subject Parcel;

     13.2C. Improvements Required for Extension of Wastewater Service to Parcel 107: Construction of approximately 250 linear feet of 8-inch gravity wastewater line from the existing 36-inch gravity wastewater line south of West Slaughter Lane north to the subject Parcel;

     13.2D. Improvements Required for Extension of Wastewater Service to Parcel 114: Construction of approximately 1,800 linear feet of appropriately sized gravity wastewater line extending from the existing 10-inch gravity wastewater line east of the subject Parcel at State Highway 45 west to the subject Parcel.

A true copy of SER No. 2190 is attached hereto as Exhibit "U-2" and is made a part of this Agreement for all purposes.

     13.3. Cost Reimbursement for Service Extensions. CCLC shall design and construct the Water Service Extensions and the Wastewater Service Extensions, in accordance with the City's design criteria and specifications, at its sole cost and expense subject to reimbursement for the Water Service Extensions as set forth in the Cost Reimbursement Agreement. The City Council has adopted (i) a resolution authorizing negotiation and execution of the Cost Reimbursement Agreement setting forth terms and conditions for construction of the above-described Water Service Extensions, and for the City's reimbursement to CCLC for the cost of the Water Service Extensions in an amount not to exceed the Debited Amount, and (ii) an ordinance waiving certain provisions of Chapter 25-9 that are necessary to authorize cost reimbursement for the Water Service Extensions.

     The Cost Reimbursement Agreement provides that the City's reimbursement obligation thereunder is limited to an amount ("Debited Amount") equal to $3,600,000.00. The W/WW Utility Credit Bank is hereby reduced by the Debited Amount to offset the City's reimbursement obligation under the Cost Reimbursement Agreement and such amount will no longer be available for use or transfer by CCLC. In the event that the facilities contemplated by the Cost Reimbursement Agreement are completed in accordance therewith and the amount reimbursed to CCLC under the Cost Reimbursement Agreement is less than the Debited Amount, then the difference between the amount reimbursed thereunder and the Debited Amount will be released to the W/WW Utility Credit Bank balance for use by CCLC in accordance with Article XII above.

     13.3A.     CCLC  shall design and construct  the  Wastewater
Service Extensions described in Wastewater SER No. 2190.

     13.3B.     CCLC  shall  bear all costs associated  with  the
design and construction of the Wastewater Service Extensions without reimbursement from the City.

     13.3C. In accordance with Article XII, any City construction inspection fees, plan review fees, rights of way permits, and other City fees and charges associated with the construction of the Water Service Extensions and the Wastewater Service Extensions may be paid with credits from the W/WW Utility Credit Bank, should CCLC so elect, subject to CCLC having a sufficient balance available in the W/WW Utility Credit Bank at the time the fees or charges in question are to be paid.

     13.3D. The Debited Amount subtracted from CCLC's available balance in the W/WW Utility Credit Bank will be applied towards the fiscal surety required for the completion of the Water Service Extensions notwithstanding its concurrent application to offset reimbursement costs under the Cost Reimbursement Agreement. In the event of default by CCLC in the construction of any of the Water Service Extensions, and subject to the further terms and conditions of the Cost Reimbursement Agreement regarding default, the Parcel for which such Water Service Extensions are required shall not receive City water or wastewater service until the described Water Service Extension, or the equivalent thereof as determined by the Water Director, is completed and receives final acceptance from the City.

     13.3E. CCLC shall be responsible for the design and construction of all internal subdivision water distribution facilities, internal subdivision wastewater collection and transportation facilities, and all other water and wastewater facilities required to serve the Land, without reimbursement from the City.

     13.3F. CCLC shall provide or acquire easements conforming to City specifications for the Water Service Extensions and the Wastewater Service Extensions. Those easements must be reasonably acceptable in form and content to the Water Director and the City Attorney. CCLC agrees to dedicate easements for those portions of the Water Service Extensions and the Wastewater Service Extensions traversing the Land. To the extent reasonable and necessary, the City agrees to assist in obtaining easements for the Water Service Extensions and Wastewater Service Extensions that will traverse property owned by third persons not affiliated with CCLC in the event that such easements cannot reasonably be secured by CCLC for their fair market value by good faith negotiations.

     13.3G. Upon the completion of the Water Service Extensions and the Wastewater Service Extensions by CCLC, the City shall exercise reasonable efforts to ensure that sufficient capacity exists in the service extensions to provide City water and wastewater services to the portions of the Land they were constructed to serve.


                              XIV.
                 REPRESENTATIONS AND WARRANTIES

14.1 REPRESENTATIONS AND WARRANTIES OF CCLC.

     CCLC does hereby represent and warrant to City as follows:

     14.1A.    Organization and Good Standing.

     CCLC is duly organized, validly existing, and in good standing under the laws of its jurisdiction of its formation, with full power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations hereunder. CCLC has delivered to the City true and complete copies of the portions of its respective organizational documents as currently in effect which govern the authority of such party to enter into this Agreement and the Constituent Documents and the authority of the person or entity acting on behalf of CCLC to do so.


     14.1B.    Authority, No Conflict.

     i. This Agreement and each of the Constituent Documents constitutes the legal, valid and binding obligations of CCLC, enforceable against CCLC in accordance with their terms. CCLC has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Constituent Documents, and to perform its obligations under this Agreement and the Constituent Documents.

     ii. Neither the execution and delivery of this Agreement or the Constituent Documents nor the consummation or performance of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time):

          (a) Contravene, conflict with, or result in a violation of (a) any provision of any of the organizational documents of CCLC as amended, or
               (b)  any  resolution  adopted  by  the  board   of
               directors for CCLC;

          (b) Contravene, conflict with, or result in a violation of, or give any governmental body or other person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under any legal requirement or any order to which CCLC, or any of the assets owned or used by CCLC may be subject;

          (c) Contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, any contract, agreement, instrument or understanding by which CCLC is bound; or

          (d) Result in the imposition or creation of any lien, security interest, or encumbrance upon or with respect to any of the assets owned or used by CCLC other than as provided in this Agreement and the Constituent Documents.

     iii. CCLC is not and will not be required to give any notice to or obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the Constituent Documents or the consummation or performance of any of the transactions contemplated hereby other than the lienholder consents set forth below.


     14.1C.    Title to Properties, Encumbrances.

     CCLC owns good and indefeasible fee simple title to all of the Land subject only to the security interests, mortgages, liens, leases and other encumbrances listed on Exhibit "V" attached hereto. CCLC has not entered into any contract or other agreement to convey or otherwise transfer all or any portion of the Land, or any interest therein to any third party. CCLC does not have knowledge of any pending or threatened litigation in any way affecting, involving, or relating to the Land or any interest therein other than the lawsuit currently pending under Cause No. GN202018 in the 261st District Court of Travis County, Texas to the extent it may affect the Land.

     In addition to the foregoing, CCLC acknowledges that this Agreement is intended to pertain to, and the "Land" is intended to cover, the real property depicted on the Map attached hereto as Exhibit "A". CCLC has provided the legal descriptions for the Land contained in Exhibit "B" and CCLC represents and warrants to the City that, to its best knowledge, each of the legal descriptions for the Parcels set forth on Exhibit "B" is a true, correct and complete legal description for the corresponding real property designated as such Parcel on Exhibit "A", attached hereto. In the event the City learns that any of the legal descriptions contained in Exhibit "B" is not a true, correct and complete legal description for the corresponding Parcel shown on Exhibit "A", CCLC shall take all actions as are reasonably necessary and appropriate to correct such legal description and otherwise include the intended real property within the terms of this Agreement and the other Constituent Documents.


14.2 REPRESENTATIONS AND WARRANTIES OF CITY

     The City represents and warrants to CCLC as follows:



     14.2A.    Organization and Good Standing

     The City is a duly organized and validly existing municipal corporation in good standing under the laws of the State of Texas, with full power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations hereunder.


     14.2B.    Authority, No Conflict.

     This Agreement constitutes the legal, valid and binding obligation of the City, enforceable against the City in accordance with its terms. The City has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.


14.3 NO ADDITIONAL REPRESENTATIONS

     The Parties represent to each other that before executing this Agreement, each Party became fully informed of the terms, contents, conditions and effects of this Agreement; that in making this Agreement, each Party has had the benefit of the advice of attorneys and advisors of that Party's own choosing; and that no promises or representations of any kind have been made by any of the Parties or by anyone acting or purporting to act for any Party except as expressly stated in this Agreement. By signing this Agreement, each Party expressly disclaims any reliance on any representations, promises, or other statements by any of the other Parties hereto (except to the extent such representations, promises or other statements are expressly set forth herein), or by such other Parties' representatives, agents or attorneys.


                               XV.
                      ESTOPPEL CERTIFICATE

     Upon a written request in a form reasonably acceptable to City by any Landowner, the City shall within ten (10) business days after the City's Department of Watershed Protection and Development Review (or its successor) receives same, execute and deliver to such Landowner, or to any party designated by Landowner, an estoppel certificate in form and content promulgated  by  the City which certifies, with  respect  to  the portion of the Land owned by such Landowner and which is the subject of the request, the then current allocation of Development Allocation to the portion of the Land which is the subject of such request. Such certification shall be limited to information contained in the Development Allocation Records with respect to this Agreement with the understanding that said records are controlling with regard to such allocation. The City acknowledges that the form estoppel certificate attached hereto as Exhibit "W", and, if applicable and correct, the certifications set forth therein, are acceptable to the City.


                              XVI.
                      DEFAULT AND REMEDIES



16.1 CITY'S RIGHTS

     In order to ensure the on-going compliance with the terms of this Agreement by CCLC and any other Landowners (as applicable), the City is given the right:

     16.1A.    To enter upon the Land, or any portion thereof, by
          and  through  its authorized employees  or  enforcement
          agents, at reasonable times in order to monitor compliance with and otherwise enforce the terms of this Agreement; provided that, except in cases where the City reasonably determines that immediate entry is required to prevent, terminate, or mitigate a violation of this Agreement causing immediate and irreparable harm, such entry shall be upon prior reasonable notice to the owner of the portion of the Land upon which the City is to enter, and the City will not in any case unreasonably interfere with such owner's use and quiet enjoyment of such portion of the Land. No entry onto an occupied platted single family residential or duplex residential lot will be authorized by this Subsection which is not otherwise authorized by law; and

     16.1B.    To prevent any activity on, or use of, any portion
          of the Land that is inconsistent with the terms of this Agreement and to require the restoration of such areas or features of such portions of the surface of the Land that may be damaged by any activity or use which is inconsistent with the terms of this Agreement, pursuant to the remedies set forth in Section 16.2 of this Agreement.



16.2 CITY'S REMEDIES



     16.2A.      Notice  of  Violation,  Corrective  Action   and
Litigation Remedies.

     If the City becomes aware of a violation of the terms of this Agreement, the City shall, except as expressly set forth herein, notify the defaulting party and the Landowner(s) of the portion(s) of the Land involved in such violation and request corrective action sufficient to abate such violation and, if applicable, restore the surface of the affected portions of the Land to its previous condition prior to the violation. Failure to abate the violation and take such other corrective action as may be required to cure the violation within thirty (30) days after the giving of such notice, or such longer period of time as may be reasonably necessary to cure the violation in question so long as the cure is commenced within said thirty (30) day period and prosecuted until completion with all reasonable diligence no later than ninety (90) days from the date of such notice, will entitle the City to exercise any and all rights and remedies available to it at law or in equity as a result of such failure. The City's remedies shall include, without limitation, any one or more of the following remedies:

          i. bring a zoning enforcement action in a court of competent jurisdiction;

          ii. bring an action at law or in equity to enforce the zoning applicable to the Land and/or the terms of this Agreement, as applicable, including seeking a temporary restraining order, temporary injunction and/or permanent injunction to enjoin the non-compliance;

          iii. bring an action to require the restoration of the surface of the affected land to its previous condition;

          iv. bring an action for specific enforcement of this Agreement; and/or

          v.   subject to the limitation on damages set forth  in
               Section  16.5  of  this  Agreement,  recover   any
               damages arising from the non-compliance.

     With respect to all the remedies described in this Section, the City's rights under this Agreement apply equally in the event of either actual or threatened violations of the terms of this Agreement.

     CCLC, and any and all successor Landowners, agree that the City's remedies at law with respect to an alleged or threatened violation of the terms of this Agreement are inadequate and that the City shall be entitled to injunctive relief, both prohibitive and mandatory, in addition to such other relief to which the City may be entitled, including specific performance of the terms of this Agreement, without the necessity of proving other actual damages or the
     inadequacy  of  otherwise  available  legal  remedies.   The
     City's right to injunctive relief with respect to any alleged or threatened violation of the terms of this Agreement shall apply without the requirement of any notice or opportunity to cure being given the Landowner(s). The City's remedies described in this Section shall be cumulative and shall be in addition to all remedies now or hereafter existing at law or in equity, including the remedies provided for in the Conservation Easement.


     16.2B.    City's Arbitration Remedies.

     With respect to an alleged violation of the Agreement by any Landowner(s), the City may, at the City's option, rather than instituting a lawsuit to seek its litigation remedies, first initiate non-binding arbitration. Arbitration will be conducted under the rules of the American Arbitration Association. The City will appoint an arbitrator, the
     Landowner(s) will appoint an arbitrator, and then the arbitrators selected by the City and the Landowner(s) will select the third arbitrator. The prevailing party in the arbitration can, in addition to its arbitration award, upon request and approval by the arbitrators, recover its attorneys' fees. Either the City or the Landowner(s) may appeal the result of the arbitration to the District Courts of Travis County. Because the arbitration is non-binding, the proceedings in Travis County District Court will be a trial de novo and the decision of the arbitrators will not be entitled to any effect or deference whatsoever, though discovery taken in the arbitration may be used in the District Court proceeding.

     The prevailing party in the District Court de novo proceeding shall recover, in addition to its damages other relief awarded, its attorneys' fees and court costs, which shall include its attorneys' fees from the arbitration. Moreover, if, in the judgment of the District Court presiding over the de novo proceeding, the party that initiated the de novo proceeding did not obtain a result equal to or better than the final judgment rendered by the arbitration panel, then the appealing party will pay liquidated damages in an amount to be decided by the trial court, up to and including, but not exceeding, two times the amount of attorneys' fees incurred in the de novo proceeding by the party that did not appeal the judgment of the arbitrators. The foregoing liquidated damages clause will not apply if both the City and the Landowner(s) appeal the final judgment of the arbitration panel. Nothing herein shall be construed as depriving any party of its rights of appeal from the judgment of the District Court.


     16.2C.    Failure to Act or Delay.

     Forbearance by the City from exercising any of its rights under this Agreement in the event of any breach of any term of this Agreement by CCLC or any subsequent Landowner shall not be deemed or construed to be a waiver by the City of such term or of any subsequent breach of the same or any other term of this Agreement or of any of the City's rights under this Agreement. No delay or omission by the City in the exercise of any right or remedy upon any breach by CCLC or any subsequent Landowner shall impair such right or remedy or be construed as a waiver. No covenant, term, condition or restriction of this Agreement or the breach thereof by CCLC will be deemed waived, except by written consent of the City, and any waiver of the breach of any such covenant, term, condition or restriction will not be deemed or construed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term, condition or restriction. The City shall retain the right to take any action as may be necessary to ensure compliance with this Agreement notwithstanding any prior failure to act.


     16.2D.    Waiver of Certain Defenses.

     CCLC hereby waives any defense of laches, estoppel, or prescription.


     16.2E.    No Liability For Actions of Others.

     Notwithstanding any provision of this Agreement to the contrary, it is agreed and understood that, except as expressly set forth herein: (a) the liabilities, obligations and responsibilities of each Landowner under this Agreement are several, and not joint; and (b) no Landowner will be in default under this Agreement or otherwise liable or responsible for any default which is not caused by such Landowner or by any person acting by, through or under such Landowner except for a Continuing Violation (as defined herein). For purposes of this Agreement, a "Continuing Violation" shall mean any violation of this Agreement with regard to any Parcel arising prior to the transfer of title to such Parcel to the Landowner in question which continues uncured after such transfer of title.


16.3 CCLC'S REMEDIES

     16.3A.    CCLC's Remedies/Notice to City.

     The remedies of an aggrieved Landowner (including CCLC) for a breach of this Agreement by City include the following:

          (i)   specific performance and/or writ of mandamus  for
          the   enforcement   of  the  City's   obligations   and
          agreements in this Agreement; and

          (ii) subject to the limitation on damages set forth  in
          Section 16.5 of this Agreement, recovery of damages arising out of non-compliance of this Agreement.

     With regard to the remedy of specific performance and writ of mandamus, the Parties acknowledge and agree that remedies at law (including monetary damages) arising out of a default by the City under this Agreement are inadequate to compensate the aggrieved Landowner for such default by the City and that such aggrieved Landowner is entitled to injunctive relief, both prohibitive and mandatory, in addition to such other relief to which such party may be entitled, including specific performance of this Agreement and writ of mandamus. To the extent allowed by law, the City waives any right to governmental immunity with regard to the enforcement of this Agreement by Landowners.

     Before initiating any action for breach of this Agreement, CCLC (or other Landowner) shall notify the City Manager in writing of such alleged breach, and the alleged breach must remain uncured following the expiration of thirty (30) days after the day on which the City Manager receives such notice or such longer period of time as may be reasonably necessary to cure the alleged breach so long as the cure is commenced within such thirty (30) day period and prosecuted to completion with all reasonable diligence. If, after the City receives the notice and opportunity to cure described in this paragraph the alleged breach is still, in the sole judgment of CCLC (or other Landowner), not cured, then CCLC (or other Landowner) may either (i) initiate litigation against the City in the District Courts of Travis County or
     (ii) initiate non-binding arbitration, which shall be conducted under the same rules as set forth in Section 16.2 B above.


     16.3B.    City Breach with Regards to Project Approvals.

     It shall be a breach hereunder for the City to wrongfully withhold the approval of any development permit, proposed development and/or development application with respect to development of any portion of the Land which complies with the terms of this Agreement (including, without limitation, the Modified Current Requirements, to the extent same are applicable, and the applicable Constituent Documents) provided, that if any Landowner claims that the City has wrongfully withheld the approval of any development permit, proposed development, and/or development application, in violation of the terms of this Agreement, the party seeking such approval shall notify the City Manager of the City of such claim in writing. Within seven (7) business days after receipt of the written notice from the party seeking approval, the City Manager shall make a determination as to the validity of such claim and send notice to the party seeking the approval of its determination as to the validity of the claim. If and only if the City Manager determines that the City has wrongfully withheld the approval in question in violation of the terms of this Agreement,
     (i) the City Manager shall instruct the City staff to process such approval with reasonable diligence until completed in accordance with all usual and customary City procedures and processes and (ii) the withholding of the approval in question shall not constitute a breach of this Agreement, provided City Staff fulfills item (i) above. If
     (i) the City Manager determines that the approval in question was not wrongfully withheld in violation of the terms of this Agreement, (ii) the City Manager fails to make a determination within such seven (7) business day period, or (iii) the City staff fails to process such approval with reasonable diligence until completed in accordance with all usual and customary City procedures and processes after instruction to do so by the City Manager, then the Landowner seeking the approval shall then be entitled to initiate either non-binding arbitration or litigation to enforce its rights hereunder without further notice to the City (notwithstanding any other notice provisions contained in this Agreement). Any such arbitration shall be conducted according to Section 16.2 B above.



     16.3C.    Failure to Act or Delay.

     Forbearance by any Landowner to exercise any of its rights under this Agreement in the event of any breach of any term of this Agreement by City shall not be deemed or construed to be a waiver by the Landowner of such term or of any subsequent breach of the same or any other term of this Agreement or of any of such Landowner's rights under this Agreement. No delay or omission by a Landowner in the exercise of any right or remedy upon any breach by the City of any obligation it may have under this Agreement shall impair such right or remedy or be construed as a waiver.


16.4 ATTORNEYS' FEES AND COURT COSTS

     In the event that any matter relating to this Agreement results in the institution of legal proceedings by any party to this Agreement, the prevailing party in such proceeding shall be entitled to recover all costs and expenses incurred by it in connection with such proceedings, including, without limitation, reasonable court costs and reasonable attorneys' fees.

16.5 OVERRIDING LIMITATION ON REMEDIES

     Notwithstanding anything contained herein to the contrary, in no event shall either City or CCLC ever have any right to terminate this Agreement as a result of the default hereunder by any other party hereto and to the extent any such right would exist at law, in equity or otherwise, same is hereby RELEASED, WAIVED and FOREVER RELINQUISHED by each of the City and CCLC on behalf of themselves and their respective successors and assigns, if any, including, without limitation, any successor Landowner.

     FURTHERMORE, IT IS EXPRESSLY AGREED THAT IN THE EVENT ANY MATTER RELATING TO THIS AGREEMENT RESULTS IN THE INSTITUTION OF LEGAL PROCEEDINGS, THE PREVAILING PARTY IN SUCH LEGAL PROCEEDING MAY ONLY RECOVER THE ACTUAL DAMAGES, AND NOT ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH PREVAILING PARTY MAY SUFFER OR INCUR AS A RESULT OF THE NON-PREVAILING PARTY'S DEFAULT HEREUNDER. TO THE EXTENT THE RIGHT TO ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WOULD EXIST AT LAW OR IN EQUITY, SAME IS HEREBY RELEASED, WAIVED AND FOREVER RELINQUISHED. BY ACQUIRING TITLE TO ANY PORTION OF THE LAND, EACH LANDOWNER AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THE FOREGOING.


                              XVII.
                          MISCELLANEOUS



17.1 ENTIRE AGREEMENT

     This Agreement, and the exhibits and attachments hereto, some of which are to be separately executed and recorded in the public records, collectively constitute the entire Agreement between and among the parties; provided, however, that the
Conservation Easement is separate and independent and no terms included herein are incorporated therein except to the extent done so by an express reference hereto in any of such documents. There are no other Agreements, written or oral, between the parties addressing these matters. No waiver, amendment, modification or alteration of this Agreement is effective unless such change is in writing and signed by an authorized representative of each party.


17.2 VENUE

     The parties agree that the exclusive, mandatory venue for any litigation rising under or related to this Agreement and the Constituent Documents is the State District Courts of Travis County, Texas. CCLC specifically waives any rights it may have to challenge the personal jurisdiction of the Travis County District Courts, and also specifically waives any rights it may have to challenge venue in Travis County, including any rights CCLC may have to challenge venue in Travis County on the basis that Travis County is not a convenient forum for CCLC. CCLC also specifically waives any right it may have to bring any suit relating to this Agreement in Hays County, Texas and agrees that the mandatory, exclusive venue for any litigation arising under or related to this Agreement is Travis County, Texas, even if the litigation concerns, in whole or in part, any property in Hays County, Texas.


17.3 NO PRESUMPTIONS

     This Agreement is a result of negotiations between the parties. The final language of this Agreement was the subject of extensive negotiations, and the parties agree that none of the language herein should be construed against one party or the other.


17.4 EXHIBITS

     Except as otherwise expressly stated herein, all of the exhibits referenced herein are incorporated herein for all purposes.


17.5 SEVERABILITY

     If any provision of this Agreement or any of the Constituent Documents, or the application thereof to any person, entity, circumstance or portion of the Land is found to be invalid, the remainder of the provisions of this Agreement and the Constituent Documents, or the application of such provision to persons, entities, circumstances or portions of the Land other than those as to which it is found to be invalid, as the case may be, shall not be affected thereby.


17.6 COUNTERPARTS

     This Agreement may be executed in multiple counterparts which shall be construed together as a single original instrument as though all parties had signed one instrument, and, when executed, each counterpart shall be binding upon and inure to the benefit of each of the parties executing the instrument whether or not all other parties have executed same.


17.7 RECORDATION

     City shall record this Agreement and any amendments hereto in the Real Property Records of Hays and Travis Counties, Texas, and may re-record it at any time from time to time.


17.8 SUCCESSORS BOUND

     This  Agreement  shall  be binding upon  and  inure  to  the
benefit   of   each  of  the  parties  hereto,  their  respective
successors  and  assigns;  including,  without  limitation,   any
successor Landowners.


17.9 COMPLIANCE ESTABLISHED FOR CERTAIN PLATTED RESIDENTIAL LOTS

     NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE CITY'S APPROVAL OF A SUBDIVISION PLAT FOR SINGLE FAMILY OR DUPLEX RESIDENTIAL LOTS ON THE LAND SHALL CONCLUSIVELY ESTABLISH THAT EACH OF THOSE LOTS HAVE BEEN PROPERLY ALLOCATED DEVELOPMENT ALLOCATION FOR CONSTRUCTION OF A SINGLE FAMILY OR DUPLEX RESIDENTIAL STRUCTURE THEREON, AS MAY BE APPLICABLE.


17.10     AMENDMENT.

     Any Landowner and City may amend this Agreement as it relates solely to such Landowner's Parcel or Parcels without the joinder of any other Landowner. In addition, CCLC (and its successors and assigns) and the City may amend this Agreement as it relates to the Credit Banks and the provisions related thereto as set forth in Article XII above without the joinder of any other Landowner. Any such amendment must be in writing, signed by such Landowner and City and recorded in the Real Property Records of Travis County, Texas. Otherwise any amendment of this Agreement requires an amendment in writing signed by City and all Landowners of the Land (other than Landowners of occupied single family or duplex residential lots).

17.11      NOTICE

     Any notice, communication, request, reply or advice (severally and collectively referred to as "Notice") in this Agreement provided or permitted to be given, made or accepted by any party to the other(s) must be in writing. Notice shall, unless otherwise provided herein, be given or served (1) by depositing the same in the United States mail, postage paid, certified mail, and addressed to the party to be notified at the last address for which the sender has at the time of mailing, with return receipt requested, or (2) by hand delivering the same to such party. Notice to a Landowner or City deposited in the mail in the manner herein above described shall be effective two days after such deposit. Notice given to a Landowner or City in any other manner shall be effective only if and when received by the party to be notified. For the purposes of notice, the addresses of the parties shall, until changed as provided below, be as follows:

Landowner(s):  Initially, the address of Landowner shall be:

              Circle C Land Corp.
              98 San Jacinto, Suite 220
              Austin, Texas  78701
              Telephone:  (512) 478-5788
              Fax:  (512) 478-6340

               Once any portion of the Land has been conveyed then any notice relating to such portion of the Land shall be sent to the address of the Landowner thereof as set forth in the Development Allocation Records. A Landowner may change its address for notice hereunder by providing the City ten (10) days prior written notice of such change of address sent in accordance with the terms and provisions of this Section.

               Any notice to CCLC must include a copy to:

               Armbrust & Brown, L.L.P.
               Attn:  Kenneth N. Jones
               100 Congress Ave., Suite 1300
               Austin, Texas  78701
               Telephone:  (512) 435-2312
               Fax:  (512) 435-2360

     City:     City of Austin
               Attn: City Manager
               P.O. Box 1088
               Austin, Texas 78767-8839
               Telephone: (512) 499-2200
               Fax: (512) 499-2832





               With Copy To:

               City of Austin
               Attn:  Director  of the Watershed  Protection  and
                      Development Review  Department
               P.O. Box 1088
               Austin, Texas 78767-8839
               Telephone: (512) 974-3433
               Fax: (512) 974-2859

               With Copy To:

               City of Austin
               City Attorney
               P. O. Box 1088
               Austin, Texas 78767-8839
               Telephone:  (512) 974-2268
               Fax:  (512) 974-2912


     provided that City may change its address from time to time by filing such designation in the Real Property
     Records of Travis County, Texas, and sending notice thereof to CCLC.


     EXECUTED to be effective the 15th day of August, 2002.

CITY:                               CITY OF AUSTIN, a  home  rule
city and
                              Texas municipal corporation


                              By:  /s/ Lisa Y. Gordon
                                 -------------------------
                                   Lisa Y. Gordon,
                                   Assistant City Manager

                              Date:  August 14, 2002

CCLC:                              CIRCLE C
                                   LAND CORP., a Texas
                                   corporation


                              By:  /s/ John E. Baker
                                 --------------------------
                              Printed Name:  John E. Baker
                              Title:      Sr. Vice President

                              Date:          August 15, 2002
STATE OF TEXAS      [Seal]

COUNTY OF TRAVIS    [Seal]

     This instrument was acknowledged before me on the 14th day of August, 2002, by Lisa Y. Gordon, Assistant City Manager of The
City of Austin, a Texas municipal corporation, on behalf of said municipal corporation.

                              /s/ Junie Marie Plummer
                          ---------------------------------
                          Notary Public, State of Texas
                          My commission expires: 05-16-2003
THE STATE OF TEXAS  [Seal]

COUNTY OF TRAVIS    [Seal]

     Before me, Kathy S. Nunn, Notary Public, State of Texas, on this day personally appeared John E. Baker, Sr. Vice President of Circle C Land Corp., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 15th day of August, A. D. 2002.


                             /s/ Kathy S. Nunn
                           -----------------------------
                          Notary Public, State of Texas
                          My commission expires:  4-11-2004
(Seal)


The undersigned, being a holder of a lien or liens on or other interest(s) in a portion of the Land, including, but not limited to, the rights and interests set forth in that certain Deed of Trust, recorded under Document No. 1999158708 of the Official Public Records of Travis County, Texas, that certain Cross-Default and Cross-Collateralization Agreement recorded under Document No. 1999161071 of the Official Public Records of Travis County, Texas and under Document No. 9929850 of the Official Public Records of Hays County, Texas, that certain instrument recorded under Document No. 2000204551 of the Official Public Records of Travis County, Texas and in Volume 1754, Page 392 of the Official Public Records of Hays County, Texas, that certain Cross-Default and Cross-Collateralization Agreement recorded under Document No. 2001099340 of the Official Public Records of Travis County, Texas and in Volume 1832, Page 71 of the Official Public Records of Hays County, Texas, that certain Second Modification Agreement recorded under Document No. 2001215158 of the Official Public Records of Travis County, Texas and in Volume 1924, Page 563 of the Official Public Records of Hays County, Texas, that certain Modified Cross-Default and Cross-Collateralization Agreement recorded under Document No. 2002038535 of the Official Public Records of Travis County, Texas and in Volume 1959, Page 548 of the Official Public Records of Hays County, Texas, that certain Financing Statement recorded under Document No. 1999158952 of the Official Public Records of Travis County, Texas and under Document No. 9929851 of the Official Public Records of Hays County, Texas, that certain Deed of Trust recorded under Document No. 1999158709 of the Official Public Records of Travis County, Texas and under Document No. 9929849 of the Official Public Records of Hays County, Texas, hereby consents to the foregoing Development Agreement and agrees that its lien(s) and/or other interest(s) is/are hereby subject and subordinate to the Development Agreement.


                                   COMERICA BANK - TEXAS,
                                   a state banking association

                                   By:  /s/ Shery R. Layne
                                      ----------------------------
                                   Name:   Shery R. Layne
                                   Title:  Sr. Vice President
THE STATE OF TEXAS

COUNTY OF  DALLAS

     This instrument was acknowledged before me on the 15th day of August, 2002, by Shery R. Layne, Sr. Vice President of
COMERICA BANK - TEXAS, a state banking association, on behalf of said state banking association.

                              /s/ Kristine K. Finn
                             ---------------------------------
                              Notary Public, State of Texas

                              Print Name:    Kristine K. Finn

                     My Commission Expires: